UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09815

THE ARBITRAGE FUNDS
(Exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY			10010
(Address of principal executive offices)			(Zip code)

John S. Orrico Water Island Capital, LLC 41 Madison Avenue 42nd Floor New York, NY 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-295-4485

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2018

Item 1.   Reports to Stockholders.

Annual Report

May 31, 2018

The Arbitrage Fund

The Arbitrage Event-Driven Fund

The Arbitrage Credit Opportunities Fund

The Arbitrage Tactical Equity Fund

TABLE OF CONTENTS

Shareholder Letter	1
The Arbitrage Fund
Manager Commentary	3
Portfolio Information	5
Portfolio of Investments	7
The Arbitrage Event-Driven Fund
Manager Commentary	21
Portfolio Information	23
Portfolio of Investments	25
The Arbitrage Credit Opportunities Fund
Manager Commentary	41
Portfolio Information	43
Portfolio of Investments	45
The Arbitrage Tactical Equity Fund
Manager Commentary	53
Portfolio Information	55
Portfolio of Investments	57
Statements of Assets and Liabilities	68
Statements of Operations	72
Statements of Changes in Net Assets	76
Financial Highlights
The Arbitrage Fund - Class R	80
The Arbitrage Fund - Class I	81
The Arbitrage Fund - Class C	82
The Arbitrage Fund - Class A	83
The Arbitrage Event-Driven Fund - Class R	84
The Arbitrage Event-Driven Fund - Class I	85
The Arbitrage Event-Driven Fund - Class C	86
The Arbitrage Event-Driven Fund - Class A	87
The Arbitrage Credit Opportunities Fund - Class R	88
The Arbitrage Credit Opportunities Fund - Class I	89
The Arbitrage Credit Opportunities Fund - Class C	90
The Arbitrage Credit Opportunities Fund - Class A	91
The Arbitrage Tactical Equity Fund - Class R	92
The Arbitrage Tactical Equity Fund - Class I	93
The Arbitrage Tactical Equity Fund - Class C	94
The Arbitrage Tactical Equity Fund - Class A	95
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	123
Disclosure of Fund Expenses	125
Additional Information	128
Trustees' Approval of Advisory Agreement	129
Trustees & Officers	134

The Arbitrage Funds  Shareholder Letter

May 31, 2018 (Unaudited)

Dear Fellow Shareholders,

In our year-ago letter, we reflected on a six-month period following the election of President Trump in which investors had experienced a swift rally across most asset classes. In the subsequent six months, markets generally continued to trend higher with nary a hiccup and delivered one of the least volatile years in stock market history by the conclusion of 2017. Thus, the New Year began, unsurprisingly, with bullish sentiment amongst investors. Yet while January returns were generally positive, rising interest rates and indications of higher inflation led to levels of volatility that investors hadn't experienced in some time. Aggressive selling by quantitative and risk parity funds helped push the CBOE Volatility Index (VIX) from 10 at year-end 2017 to a peak of 37 in early February 2018. At one point during Q1 2018 the S&P 500 Index declined 10% from peak to trough, officially entering correction territory. While the markets have since recovered from the first quarter's losses, we believe the heightened volatility is here to stay.

Amidst this atmosphere, two themes emerged which would influence returns in merger arbitrage and the broader event-driven investing space. First, concerns of a trade war erupted as the Trump administration began to take an increasingly protectionist stance and threatened tariffs against several nations, particularly China. The dispute between the US and China has spilled over to the realm of mergers and acquisitions (M&A) as investors fear regulatory bodies such as CFIUS (Committee on Foreign Investment in the United States) and MOFCOM (Ministry of Commerce of the People's Republic of China) may be used to carry out political agendas. Second, the new regime at the US Department of Justice (DOJ) took a novel approach to US antitrust approvals, reversing decades of precedent with its lawsuit attempting to block the vertical merger of Time Warner and AT&T, the outcome of which had the potential to threaten several other planned transactions. These themes can largely be boiled down to one key risk that has risen to the forefront in the current climate: heightened political risk. In this environment, success in event-driven investing may be largely dependent on an investor's ability to properly gauge the impact of an increasingly unpredictable U.S. Presidential administration's actions – and any subsequent fallout from other regimes' reactions – on each idiosyncratic corporate event.

Nonetheless, we have reason to be optimistic. US economic growth has continued, with unemployment at a 30-year low and consumer confidence at a 17-year high. In addition, the Trump administration signed after Congress successfully passed a new tax bill in late 2017, which is leading to a broader set of investment opportunities in M&A, asset sales, and spin-offs as corporations realize the benefits of tax reform. Additionally, we have experienced record levels of M&A deal flow to start the calendar year, and the Federal Reserve (Fed) has raised interest rates twice already in 2018 – and four times in the past 12 months – with further hikes likely. As such, with favorable conditions for each of the three primary driving factors of merger arbitrage returns (volatility has returned; interest rates are on the rise; and deal flow is healthy), we are particularly constructive on the merger arbitrage strategy.

As always, our goal as event-driven investors is to deliver returns that are not correlated to the movements of broader credit and equity markets, but rather to the outcomes of specific, idiosyncratic corporate events. With numerous catalysts on the horizon, 2018 looks to be a supportive and potentially profitable year for our strategy. Yet we maintain a healthy degree of caution. Both the equity and credit markets continue to enjoy historic bull runs, and with volatility and geopolitical uncertainty on the rise, the end inches ever closer. As such, we intend to remain

Annual Report | May 31, 2018

The Arbitrage Funds  Shareholder Letter (continued)

May 31, 2018 (Unaudited)

disciplined in our approach, attempting to anticipate unexpected hurdles and execute on our risk management process as we strive to deliver on our investment mandate.

Sincerely,
The Investment Team
Water Island Capital

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Glossary

CBOE Volatility Index: An index that is commonly used as a measure of domestic equity market volatility.

Deal Flow: The volume of announced mergers and acquisitions activity.

Risk Parity: An approach to investing that focuses on allocation of risk, usually defined as volatility, rather than allocation of capital.

S&P 500 Index: An index of US equities meant to reflect the risk/return characteristics of the large cap universe, and one of the most commonly used benchmarks for the overall US stock market.

Short Selling: The sale of an asset that the seller does not own.

Vertical Merger: A combination of two businesses that don't compete directly.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Manager Commentary

May 31, 2018 (Unaudited)

Arbitrage Fund | Tickers: ARBNX, ARBFX, ARBCX, ARGAX

The Fund's Goal and Main Investments

The Fund seeks to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a sub-set of a broader event-driven investment strategy, which seeks to profit from investing in securities that are involved in corporate events such as mergers and acquisitions. Typically merger arbitrage is a low volatility strategy pursued by absolute-return-minded investors. At Water Island Capital, our goal is to capture a return stream with a low correlation to the overall markets.

Investment Strategy

The strategy's focus is to capture returns from corporate events, generate market neutral capital growth, preserve capital, generate consistent and positive returns, and achieve low correlation and low volatility. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. In attempting to achieve its investment strategy, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly-announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund's investment advisor uses investment strategies designed to minimize market exposure, including short selling along with purchasing and selling options. The most common merger arbitrage activity, and the approach generally used by the Fund, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon the acquisition's completion. That difference, or "spread," is the primary driver of returns for this investment strategy. There is no limit to the number of stocks the Fund can hold; however, the Fund typically invests in 40 to 80 deals at any given time. Each deal will have one, or perhaps two, equity positions (a long and short position in a stock-for-stock deal) and, in many cases, associated derivative positions for hedging purposes.

Fiscal Year Highlights

The Fund's Class I shares (ARBNX) returned 0.50% for fiscal year 2018. Positive performance was driven primarily by deals in the Americas region, while the European region, broadly, detracted from performance. The top performing sectors in the Fund were health care and materials. Conversely, the information technology and consumer discretionary sectors detracted from returns over the period.

The Fund's top performing deal of the period was the acquisition of Monsanto by Bayer AG. In September 2016, Bayer – a German global enterprise with core competencies in the fields of health care, agriculture and high-tech polymer materials – entered into a definitive agreement to acquire Monsanto – a US life sciences firm focused on agricultural products and solutions – for $66 billion. The combination would create the world's largest agriculture company with leading positions in both seeds & pesticides. Given the complexity of the deal and consolidation in the overall agriculture market, it was not surprising to see this deal receive second requests from global regulators during Q1 2018 (specifically US and European regulators). During Q2 2018, the deal received both US and EU regulatory approval and was subsequently completed, leading to positive contribution to the Fund's returns.

The second-largest contributor for the period was the proposed merger between Twenty-First Century Fox (FOX) and Sky PLC (SKY). In December 2016, Fox – a US television and film company – entered into a definitive agreement to acquire Sky – a UK pay-television service operator – for $23 billion. During Q1 2018, the Fund benefited from a topping bid for Sky on the

Annual Report | May 31, 2018

The Arbitrage Fund  Manager Commentary (continued)

May 31, 2018 (Unaudited)

part of Comcast (a $42 billion offer) which led to shares trading through the terms of Fox's original offer. In addition (to make matters more complicated), Twenty-First Century Fox itself became the subject of a bidding war between Disney and Comcast. As evidenced by the ongoing bidding war, we believe that SKY is an extremely attractive asset that will ultimately be acquired. We maintain a core position in the company in expectation the deal will successfully complete – perhaps even with an increased bid – before the end of the year.

Conversely, the largest detractor in the Fund was Qualcomm's acquisition of NXP Semiconductors. In October 2016, Qualcomm – a US telecommunications equipment provider – entered into a definitive agreement to acquire NXP Semiconductors – a Dutch provider of mixed-signal semiconductor solutions – for $53 billion. As of Q1 2018, the deal had received regulatory approvals from all required jurisdictions with the exception of one: China. In Q2, the transaction was caught in the crossfire of the ongoing trade dispute between the US and China, with China initially refusing to approve any transactions involving the US. Investors subsequently fled for the exits, leading to a sharp decline in NXP's share price and driving the deal spread wider. As NXP's share price has fluctuated wildly on the back of both good and bad rumors regarding developments in the deal, we maintain conviction that China will ultimately approve the merger.

The Fund's second-largest detractor of the year was AT&T's planned takeover of Time Warner Inc. In October 2016, AT&T – a US telecommunications company – entered into a definitive agreement to acquire Time Warner Inc – US diversified media and entertainment communications company – for $102 billion. While initially believed to be fairly straightforward (by nature of it being a vertical transaction), the deal spread widened when the US Department of Justice sued to block the transaction in Q4 2017. While we believed AT&T had a good case and would ultimately emerge victorious, we reduced our exposure to the position early in Q1 2018 as we were uncomfortable with the level of risk in the portfolio.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio Information

May 31, 2018 (Unaudited)

Performance (annualized returns as of May 31, 2018)

	One Year	Five Year	Ten Year	Since Inception*
Arbitrage Fund, Class R	0.31%	1.75%	2.08%	3.96%
Arbitrage Fund, Class I	0.50%	2.00%	2.31%	2.93%
Arbitrage Fund, Class C**	-0.45%	0.99%	N/A	0.78%
Arbitrage Fund, Class A***	0.21%	1.75%	N/A	1.75%
S&P 500® Index	14.38%	12.98%	9.14%	5.58%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	1.28%	0.39%	0.36%	1.57%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R inception: 9/18/00; Class I inception: 10/17/03; Class C inception: 6/1/12; Class A inception: 6/1/13. Since Inception Returns for securities indices are for the inception date of Class R shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 2.50% on purchases up to $250,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $250,000 or more purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 1.90%, 1.65%, 2.65% and 1.90%, respectively. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio Information (continued)

May 31, 2018 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Fund's investments as of the report date.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments

May 31, 2018

	Shares	Value
COMMON STOCKS - 94.50%
Aerospace & Defense - 11.63%
KLX, Inc.(a)(b)	22,071	$1,629,502
Orbital ATK, Inc.(c)	621,732	83,138,003
Rockwell Collins, Inc.(c)	882,311	121,326,586
		206,094,091
Banks - 1.37%
MB Financial, Inc.(c)	315,126	15,564,073
State Bank Financial Corp.(c)	259,302	8,699,582
		24,263,655
Biotechnology - 0.49%
ARMO BioSciences, Inc.(a)(c)	174,314	8,715,700
Chemicals - 8.47%
A Schulman, Inc.(c)	173,468	7,589,225
Monsanto Co.(b)	1,118,121	142,515,703
		150,104,928
Commercial Services - 0.05%
Nord Anglia Education, Inc.(a)(d)(e)	200,078	960,374
Computers & Computer Services - 2.64%
Gemalto N.V.(a)(c)	192,039	11,256,595
VeriFone Systems, Inc.(a)(b)(c)	1,560,906	35,495,003
		46,751,598
Diversified Financial Services - 3.95%
Blackhawk Network Holdings, Inc.(a)(b)(c)	1,538,620	69,237,900
Financial Engines, Inc.	16,869	753,201
		69,991,101
Electric - 4.50%
Direct Energie(c)	40,980	2,032,244
Westar Energy, Inc.	1,371,936	77,788,771
		79,821,015
Electrical Components & Equipment - 1.31%
General Cable Corp.(c)	785,711	23,296,331
Electronics - 0.81%
Orbotech Ltd.(a)(c)	223,737	14,328,117
Energy - Alternate Sources - 0.36%
Saeta Yield SA	444,000	6,311,751

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

	Shares	Value
COMMON STOCKS - 94.50% (Continued)
Engineering & Construction - 0.50%
Layne Christensen Co.(a)(c)	583,822	$8,897,447
Entertainment - 1.19%
Pinnacle Entertainment, Inc.(a)(c)	623,979	21,159,128
Food - 3.34%
Bob Evans Farms, Inc.(a)(d)(e)	767,786	59,119,522
Gas - 1.51%
Vectren Corp.(c)	378,348	26,734,070
Healthcare - Products - 1.43%
NxStage Medical, Inc.(a)(c)	918,504	25,387,450
Healthcare - Services - 4.36%
Aetna, Inc.(b)(c)	141,855	24,984,921
Air Methods Corp.(a)(d)(e)	2,014,027	21,650,790
Kindred Healthcare, Inc.(a)(c)	3,423,267	30,638,240
		77,273,951
Insurance - 6.52%
TOWER Ltd.(a)	9,800,000	5,246,400
Validus Holdings Ltd.(c)	825,754	55,953,091
XL Group Ltd.(c)	977,478	54,328,227
		115,527,718
Internet - 0.24%
ZPG Plc(f)	642,352	4,184,164
Leisure Time - 0.22%
Hogg Robinson Group Plc(c)	2,405,000	3,820,520
Lodging - 2.01%
ILG, Inc.(c)	1,043,129	35,716,737
Media - 7.44%
Sky Plc(c)	499,463	8,943,561
Starz, Class A(a)(d)(e)	521,436	17,108,040
Time Warner, Inc.(b)(c)	437,813	41,224,472
Tribune Media Co., Class A(c)	1,801,715	64,645,534
		131,921,607
Miscellaneous Manufacturing - 1.06%
Fenner Plc(c)(d)	2,325,875	18,860,610

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

	Shares	Value
COMMON STOCKS - 94.50% (Continued)
Oil & Gas - 1.71%
Andeavor(c)	121,076	$17,487,007
RSP Permian, Inc.(a)(c)	294,281	12,871,851
		30,358,858
Packaging & Containers - 3.14%
KapStone Paper and Packaging Corp.(c)	1,617,664	55,647,642
Pharmaceuticals - 0.79%
Akorn, Inc.(a)(b)	149,970	2,095,081
Sirtex Medical Ltd.	537,500	11,950,641
		14,045,722
Real Estate - 1.78%
BUWOG AG(a)(c)	929,138	31,543,518
Real Estate Investment Trusts - 4.85%
DCT Industrial Trust, Inc.(c)	337,216	21,962,878
Gramercy Property Trust(c)	1,341,052	36,972,804
LaSalle Hotel Properties	240,232	8,239,958
MTGE Investment Corp.(c)	479,791	9,571,830
Unibail Rodamco Westfield Trades	824,637	9,173,621
		85,921,091
Retail - 0.78%
Finish Line, Inc. (The), Class A(c)	1,014,525	13,807,685
Semiconductors - 13.48%
NXP Semiconductors N.V.(a)(b)	2,096,014	238,945,596
Software - 0.62%
Mitel Networks Corp.(a)(c)	977,981	10,796,910
Onemarket Ltd.	111,800	129,360
		10,926,270
Telecommunications - 1.95%
Laird Plc(c)	779,080	2,056,841
TDC A/S(a)	4,129,545	32,534,846
		34,591,687
TOTAL COMMON STOCKS (Cost $1,650,223,324)		1,675,029,654

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

	Shares	Value
RIGHTS - 0.06%
Cubist Pharmaceuticals, Inc. CPR, Expires 07/01/2019(a)(d)(e)	119,343	$—
Media General, Inc. CVR(a)(d)(e)	613,589	—
NewStar Financial, Inc.(a)(d)(e)	1,514,945	1,020,012
TOTAL RIGHTS (Cost $745,762)		1,020,012
MUTUAL FUNDS - 0.85%
Arbitrage Event Driven Fund (The)(g)	1,583,651	15,108,035
TOTAL MUTUAL FUNDS (Cost $15,076,942)		15,108,035

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 1.32%
Call Options Purchased - 0.61%
Akorn, Inc.:
	09/2018	$15.00	$998,855	715	$321,750
	09/2018	17.50	47,498	34	11,560
Monsanto Co.	07/2018	120.00	45,413,998	3,563	2,832,585
NXP Semiconductors N.V.	08/2018	105.00	10,043,400	881	1,321,500
NXP Semiconductors N.V.:
	07/2018	105.00	5,722,800	502	722,880
	08/2018	100.00	10,328,400	906	1,725,930
Sinclair Broadcast Group, Inc.:
	09/2018	30.00	989,140	361	46,028
	09/2018	31.00	1,986,500	725	77,937
	09/2018	32.00	994,620	363	29,948
Time Warner, Inc.:
	07/2018	97.50	6,402,880	680	140,420
	08/2018	97.50	14,359,400	1,525	419,375
United Technologies Corp.	09/2018	125.00	23,853,102	1,911	950,722
VanEck Vectors Semiconductor ETF	06/2018	100.00	32,274,909	3,011	2,288,360
TOTAL CALL OPTIONS PURCHASED (Cost $7,430,542)					10,888,995
Put Options Purchased - 0.71%
Akorn, Inc.:
	09/2018	10.00	2,095,500	1,500	367,500
	09/2018	12.50	47,498	34	12,920
Monsanto Co.	07/2018	105.00	3,161,008	248	1,736

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 1.32% (Continued)
Put Options Purchased - 0.71% (Continued)
NXP Semiconductors N.V.:
	06/2018	$115.00	$7,763,400	681	$418,815
	07/2018	105.00	113,749,200	9,978	5,238,450
	07/2018	115.00	7,763,400	681	592,470
	08/2018	105.00	54,879,600	4,814	2,743,980
	08/2018	110.00	19,368,600	1,699	1,274,250
	08/2018	115.00	5,620,200	493	483,140
Time Warner, Inc.:
	07/2018	90.00	19,010,904	2,019	504,750
	07/2018	92.50	2,702,392	287	100,450
	08/2018	92.50	22,391,248	2,378	945,255
United Technologies Corp.:
	06/2018	105.00	2,096,976	168	1,008
	06/2018	110.00	2,096,976	168	1,512
TOTAL PUT OPTIONS PURCHASED (Cost $15,527,693)					12,686,236
TOTAL PURCHASED OPTIONS (Cost $22,958,235)					23,575,231

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 5.22%
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	1.686	%(h)	92,466,536	$92,466,536
TOTAL SHORT-TERM INVESTMENTS (Cost $92,466,536)				92,466,536
Total Investments - 101.95% (Cost $1,781,470,799)				1,807,199,468
Liabilities in Excess of Other Assets - (1.95)%(i)				(34,636,191)
NET ASSETS - 100.00%				$1,772,563,277

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Underlying security for a written/purchased call/put option.

(c)  Security, or a portion of security, is being held as collateral for short sales, swap contracts, written option contracts or forward foreign currency exchange contracts. At May 31, 2018, the aggregate market value of those securities was $840,181,236, representing 47.40% of net assets.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

Portfolio Footnotes (continued)

(d)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2018, the total market value of these securities was $118,719,348, representing 6.70% of net assets.

(e)  Security considered illiquid. On May 31, 2018, the total market value of these securities was $99,858,738, representing 5.63% of net assets.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2018, these securities had a total value of $4,184,164 or 0.24% of net assets.

(g)  Affiliated investment.

(h)  Rate shown is the 7-day effective yield as of May 31, 2018.

(i)  Includes cash which is being held as collateral for short sales and written option contracts.

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2018 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
03/14/2017	Air Methods Corp.	$21,665,336	$21,650,790	1.22%
09/19/2017	Bob Evans Farms, Inc.	59,495,854	59,119,522	3.34
12/12/2011	Cubist Pharmaceuticals, Inc. CPR	—	—	0.00
01/18/2017	Media General, Inc. CVR	—	—	0.00
10/17/2017	NewStar Financial, Inc.	745,762	1,020,012	0.06
08/10/2017	Nord Anglia Education, Inc.	1,024,424	960,374	0.05
11/29/2016	Starz, Class A	17,703,491	17,108,040	0.96
			$99,858,738	5.63%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (17.64%)
Aerospace & Defense - (2.71%)
United Technologies Corp.	(384,843)	$(48,036,104)
Banks - (1.16%)
Cadence Bancorp	(300,640)	(8,781,696)
Fifth Third Bancorp	(387,530)	(11,850,667)
		(20,632,363)
Electric - (4.97%)
Avista Corp.	(197,469)	(10,355,274)
Great Plains Energy, Inc.	(2,288,701)	(77,678,512)
		(88,033,786)
Engineering & Construction - (0.51%)
Granite Construction, Inc.	(157,746)	(8,971,015)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (17.64%) (Continued)
Entertainment - (1.67%)
Marriott Vacations Worldwide Corp.	(172,116)	$(20,695,228)
Penn National Gaming, Inc.	(261,987)	(8,928,517)
		(29,623,745)
Gas - (1.84%)
WGL Holdings, Inc.	(370,472)	(32,675,630)
Media - (0.49%)
Sinclair Broadcast Group, Inc., Class A	(316,051)	(8,659,798)
Oil & Gas - (1.26%)
Concho Resources, Inc.	(52,052)	(7,147,260)
Marathon Petroleum Corp.	(192,453)	(15,209,561)
		(22,356,821)
Pharmaceuticals - (0.37%)
CVS Health Corp.	(103,582)	(6,566,063)
Real Estate Investment Trusts - (1.52%)
Annaly Capital Management, Inc.	(456,713)	(4,763,517)
Prologis, Inc.	(343,961)	(22,133,890)
		(26,897,407)
Semiconductors - (0.78%)
KLA-Tencor Corp.	(55,898)	(6,329,330)
NXP Semiconductors N.V.	(43,700)	(4,981,800)
Xcerra Corp.	(185,097)	(2,548,786)
		(13,859,916)
Telecommunications - (0.36%)
AT&T, Inc.	(199,841)	(6,458,861)
TOTAL COMMON STOCKS (Proceeds $310,134,179)		(312,771,509)
EXCHANGE-TRADED FUNDS - (2.72%)
Equity Fund - (2.72%)
VanEck Vectors Semiconductor ETF	(449,125)	(48,141,709)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $45,360,834)		(48,141,709)
TOTAL SECURITIES SOLD SHORT (Proceeds $355,495,013)		$(360,913,218)

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Call Options
Aetna, Inc.:
	06/2018	$170.00	$(2,377,755)	(135)	$(95,175)
	06/2018	175.00	(2,395,368)	(136)	(46,512)
Akorn, Inc.:
	06/2018	15.00	(613,283)	(439)	(26,340)
	09/2018	20.00	(1,482,217)	(1,061)	(270,555)
Blackhawk Network Holdings, Inc.	06/2018	45.00	(2,034,000)	(452)	(9,040)
Concho Resources, Inc.:
	06/2018	140.00	(631,626)	(46)	(10,465)
	06/2018	145.00	(288,351)	(21)	(1,942)
Fifth Third Bancorp	06/2018	31.00	(2,122,252)	(694)	(27,066)
KLX, Inc.	06/2018	70.00	(1,631,643)	(221)	(95,030)
NXP Semiconductors N.V.:
	06/2018	119.00	(775,200)	(68)	(3,570)
	06/2018	117.00	(775,200)	(68)	(18,870)
	06/2018	118.00	(775,200)	(68)	(13,600)
	06/2018	119.00	(775,200)	(68)	(14,620)
	06/2018	120.00	(8,196,600)	(719)	(133,015)
	06/2018	110.00	(3,306,000)	(290)	(246,500)
	06/2018	115.00	(5,244,000)	(460)	(241,500)
	06/2018	118.00	(775,200)	(68)	(23,290)
	06/2018	120.00	(3,112,200)	(273)	(79,853)
	08/2018	115.00	(14,375,400)	(1,261)	(1,040,325)
	08/2018	120.00	(14,398,200)	(1,263)	(625,185)
Time Warner, Inc.:
	06/2018	100.00	(1,657,216)	(176)	(10,032)
	07/2018	100.00	(2,259,840)	(240)	(26,400)
United Technologies Corp.:
	06/2018	125.00	(3,582,334)	(287)	(47,929)
	06/2018	126.00	(898,704)	(72)	(8,280)
	06/2018	127.00	(898,704)	(72)	(5,544)
	06/2018	128.00	(898,704)	(72)	(3,528)
	06/2018	129.00	(898,704)	(72)	(2,376)
	06/2018	130.00	(1,660,106)	(133)	(2,327)
VeriFone Systems, Inc.	07/2018	23.00	(2,183,040)	(960)	(7,200)
TOTAL WRITTEN CALL OPTIONS (Premiums received $2,762,503)					(3,136,069)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Put Options
Concho Resources, Inc.	06/2018	$145.00	$(343,275)	(25)	$(21,125)
Monsanto Co.	07/2018	110.00	(45,413,998)	(3,563)	(35,630)
NXP Semiconductors N.V.:
	07/2018	100.00	(32,740,800)	(2,872)	(1,163,160)
	08/2018	90.00	(83,322,600)	(7,309)	(2,119,610)
	08/2018	95.00	(54,184,200)	(4,753)	(1,592,255)
	08/2018	100.00	(11,559,600)	(1,014)	(446,160)
Sinclair Broadcast Group, Inc.:
	06/2018	26.00	(460,320)	(168)	(5,460)
	06/2018	27.00	(369,900)	(135)	(8,775)
	06/2018	28.00	(945,300)	(345)	(39,675)
	06/2018	29.00	(1,074,080)	(392)	(70,560)
VanEck Vectors Semiconductor ETF:
	06/2018	107.00	(3,612,303)	(337)	(15,334)
	06/2018	107.50	(3,601,584)	(336)	(23,352)
	06/2018	108.00	(3,612,303)	(337)	(34,374)
TOTAL WRITTEN PUT OPTIONS (Premiums received $5,996,559)					(5,575,470)
TOTAL WRITTEN OPTIONS (Premiums received $8,759,062)					$(8,711,539)

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	Sky Plc	Paid 1 Month- LIBOR plus 45 bps	02/26/2019	$—	$—	$—	$(13,827,009)	$—
Morgan Stanley & Co.	Sky Plc	Paid 1 Month- LIBOR plus 150 bps	04/24/2019	—	—	—	(734,802)	—

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

Swap Counterparty	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	Fenner Plc	Paid 1 Month- LIBOR plus 45 bps	05/22/2019	$—	$—	$19,040	$(8,722,518)	$19,040
						$19,040	$(23,284,329)	$19,040

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
AUD	717,700	USD	542,789	Goldman Sachs & Co.	06/14/2018	$1,700
USD	44,704,127	AUD	59,109,800	Goldman Sachs & Co.	06/14/2018	1,683,393
USD	53,024,148	CAD	68,729,900	Goldman Sachs & Co.	06/14/2018	704,041
USD	96,778,050	DKK	615,702,200	Goldman Sachs & Co.	06/14/2018	5,345,016
USD	270,453,187	EUR	231,182,000	Goldman Sachs & Co.	06/14/2018	16,194,531
USD	44,715,695	GBP	33,622,300	Goldman Sachs & Co.	06/14/2018	2,459,282
NZD	784,000	USD	548,630	Goldman Sachs & Co.	06/14/2018	6,230
USD	6,240,661	NZD	8,918,000	Goldman Sachs & Co.	06/14/2018	249,847
USD	4,357,363	SEK	38,400,000	Goldman Sachs & Co.	06/14/2018	338,654
						$26,982,694
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
AUD	23,864,400	USD	18,048,397	Goldman Sachs & Co.	06/14/2018	$(279,101)
USD	641,636	AUD	848,400	Goldman Sachs & Co.	06/14/2018	(2,043)
CAD	70,940,300	USD	54,729,440	Goldman Sachs & Co.	06/14/2018	(721,095)
USD	1,705,292	CAD	2,210,400	Goldman Sachs & Co.	06/14/2018	(13,167)
DKK	411,489,900	USD	64,679,305	Goldman Sachs & Co.	06/14/2018	(1,298,902)
USD	518,280	DKK	3,297,300	Goldman Sachs & Co.	06/14/2018	(1,607)
EUR	187,058,900	USD	218,834,837	Goldman Sachs & Co.	06/14/2018	(6,629,638)
GBP	5,026,200	USD	6,684,553	Goldman Sachs & Co.	06/14/2018	(131,391)
NZD	882,000	USD	617,209	Goldman Sachs & Co.	06/14/2018	(19,702)
USD	205,736	NZD	294,000	Goldman Sachs & Co.	06/14/2018	(2,065)
SEK	38,400,000	USD	4,357,363	Goldman Sachs & Co.	06/14/2018	(263,107)
						$(9,361,818)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	14.12%
Bermuda	6.22%
United Kingdom	2.14%
Denmark	1.83%
Austria	1.78%
Israel	0.81%
Australia	0.68%
France	0.63%
Canada	0.61%
Spain	0.36%
New Zealand	0.30%
Hong Kong	0.05%
United States	72.42%
Liabilities in Excess of Other Assets	(1.95)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is a Danish term for a stock-based corporation.

AUD - Australian dollar

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CPR - Conditional Prepayment Rate

CVR - Contingent Value Rights

DKK - Danish krone

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

LIBOR - London Interbank Offered Rate

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NZD - New Zealand dollar

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SEK - Swedish krona

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

The following table summarizes The Arbitrage Fund's investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$206,094,091	$—	$—	$206,094,091
Banks	24,263,655	—	—	24,263,655
Biotechnology	8,715,700	—	—	8,715,700
Chemicals	150,104,928	—	—	150,104,928
Commercial Services	—	—	960,374	960,374
Computers & Computer Services	46,751,598	—	—	46,751,598
Diversified Financial Services	69,991,101	—	—	69,991,101
Electric	79,821,015	—	—	79,821,015
Electrical Components & Equipment	23,296,331	—	—	23,296,331
Electronics	14,328,117	—	—	14,328,117
Energy - Alternate Sources	6,311,751	—	—	6,311,751
Engineering & Construction	8,897,447	—	—	8,897,447
Entertainment	21,159,128	—	—	21,159,128
Food	—	—	59,119,522	59,119,522
Gas	26,734,070	—	—	26,734,070
Healthcare - Products	25,387,450	—	—	25,387,450
Healthcare - Services	55,623,161	—	21,650,790	77,273,951
Insurance	115,527,718	—	—	115,527,718
Internet	4,184,164	—	—	4,184,164
Leisure Time	3,820,520	—	—	3,820,520
Lodging	35,716,737	—	—	35,716,737
Media	114,813,567	—	17,108,040	131,921,607
Miscellaneous Manufacturing	—	18,860,610	—	18,860,610
Oil & Gas	30,358,858	—	—	30,358,858
Packaging & Containers	55,647,642	—	—	55,647,642
Pharmaceuticals	14,045,722	—	—	14,045,722
Real Estate	31,543,518	—	—	31,543,518
Real Estate Investment Trusts	85,921,091	—	—	85,921,091
Retail	13,807,685	—	—	13,807,685
Semiconductors	238,945,596	—	—	238,945,596
Software	10,926,270	—	—	10,926,270
Telecommunications	34,591,687	—	—	34,591,687
Rights	—	—	1,020,012	1,020,012
Mutual Funds	15,108,035	—	—	15,108,035
Purchased Options	23,575,231	—	—	23,575,231
Short-Term Investments	92,466,536	—	—	92,466,536
TOTAL	$1,688,480,120	$18,860,610	$99,858,738	$1,807,199,468

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$26,982,694	$—	$26,982,694
Equity Swaps	—	19,040	—	19,040
Liabilities
Common Stocks***	(312,771,509)	—	—	(312,771,509)
Exchange-Traded Funds	(48,141,709)	—	—	(48,141,709)
Written Options	(8,711,539)	—	—	(8,711,539)
Forward Foreign Currency Exchange Contracts	—	(9,361,818)	—	(9,361,818)
TOTAL	$(369,624,757)	$17,639,916	$—	$(351,984,841)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

***  Refer to Portfolio of Investments for sector information.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the year ended May 31, 2018:

Investments in Securities	Balance as of May 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2018	Net change in Unrealized Appreciation (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2018
Common Stocks	$39,982,759	$1,717	$(1,664,311)	$67,041,517	$(6,522,956)	$—	$—	$98,838,726	$(1,664,311)
Rights	2,722,705	(684,690)	2,841,390	818,070	(5,901,573)	1,224,110	—	1,020,012	(949,860)
Total	$42,705,464	$(682,973)	$1,177,079	$67,859,587	$(12,424,529)	$1,224,110	$—	$99,858,738	$(2,614,171)
Other Financial Instruments	Balance as of May 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2018	Net change in Unrealized Appreciation included in the Statement of Operations attributable to Level 3 investments held at May 31, 2018
Rights	$—	$—	$—	$—	$—	$—	$—	$0	$—
Total	$—	$—	$—	$—	$—	$—	$—	$0	$—

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2018

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2018:

Investments in Securities	Fair Value at May 31, 2018	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$98,838,726	Deal Value	Final determination on Dissent	$4.80-$77	$54.14
Rights	$1,020,012	Discounted, probability adjusted value	Discount Rate, Probability	10%, 0%-90%	10%, 90%

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Manager Commentary

May 31, 2018 (Unaudited)

Arbitrage Event-Driven Fund | Tickers: AEDNX, AEDFX, AEFCX, AGEAX

The Fund's Goal and Main Investments

The Fund seeks to provide capital growth by investing in equity and debt and debt-like instruments of companies whose prices the Fund's investment advisor believes are or will be impacted by specific corporate events, with a focus on low volatility and low correlation relative to the broader capital markets.

Investment Strategy

The Fund's investment process follows a disciplined, fundamental approach that values risk mitigation while identifying compelling risk/reward opportunities available to us as we screen catalyst-driven corporate events, such as mergers and acquisitions, restructurings, refinancings, recapitalizations, spin-offs, litigation, regulatory changes, and bankruptcy. We analyze these events through three core approaches: merger arbitrage, convertible arbitrage and capital structural arbitrage. We seek to generate investment returns that have low volatility and low correlation compared to the broader capital markets. We do not manage against any particular benchmark, and believe that capital preservation in difficult markets is as important as generating positive returns within our low correlated, low volatility event-driven investment strategy. This process and approach has been an integral part of the culture at Water Island Capital since the firm's inception.

Fiscal Year Highlights

Arbitrage Event-Driven, Class I shares (AEDNX) returned 1.80% for fiscal year 2018. All three sub-strategy sleeves of the Fund – merger arbitrage, equity special situations, and credit opportunities – contributed to returns, with the equity special situations sleeve being the largest contributor. Returns were driven by Americas region, with the European region detracting from performance. The Fund's top-performing sectors were materials and industrials. Conversely, the information technology and consumer discretionary sectors detracted from returns during the period.

The Fund's top performing deal of the period was the acquisition of Monsanto by Bayer AG. In September 2016, Bayer – a German global enterprise with core competencies in the fields of health care, agriculture and high-tech polymer materials – entered into a definitive agreement to acquire Monsanto – a US life sciences firm focused on agricultural products and solutions – for $66 billion. The combination would create the world's largest agriculture company with leading positions in both seeds & pesticides. Given the complexity of the deal and consolidation in the overall agriculture market, it was not surprising to see this deal receive second requests from global regulators during Q1 2018 (specifically US and European regulators). During Q2 2018, the deal received both US and EU approval and was subsequently completed, leading to positive contribution for the Fund.

The Fund's second-best performing position was our equity special situations investment in General Cable Corp (BCG). In July 2017, BCG – a US designer, manufacturer and distributor of optic wire and cable products for the communications and electrical markets – announced that the company was pursuing strategic alternatives. We began to track the company and eventually established a position in August on the belief that BCG would attract multiple bidders should it commit to a sale. During the following months, the stock drifted as investors recognized this process may take time to result in an outcome – in turn, erasing most of its event premium and giving us an opportunity to increase our position at attractive levels. When, in October, it emerged that several companies were in a competitive bidding scenario for BCG, the stock rallied. By

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Manager Commentary (continued)

May 31, 2018 (Unaudited)

December, it was announced that BGC had struck a definitive deal with Prysmian SpA, leading to further gains in the position.

Conversely, the largest detractor in the Fund was Qualcomm's acquisition of NXP Semiconductors. In October 2016, Qualcomm – a US telecommunications equipment provider – entered into a definitive agreement to acquire NXP Semiconductors – a Dutch provider of mixed-signal semiconductor solutions – for $53 billion. As of Q1 2018, the deal had received regulatory approvals from all required jurisdictions with the exception of one: China. In Q2 2018, the transaction was caught in the crossfire of the ongoing trade dispute between the US and China, with China initially refusing to approve any transactions involving the US. Investors subsequently fled for the exits, leading to a sharp decline in NXP's share price and driving the deal spread wider. As NXP's share price has fluctuated wildly on the back of both good and bad rumors regarding developments in the deal, we maintain conviction that China will ultimately approve the merger.

The Fund's second-largest detractor of the year was AT&T's planned takeover of Time Warner Inc. In October 2016, AT&T – a US telecommunications company – entered into a definitive agreement to acquire Time Warner Inc – US diversified media and entertainment communications company – for $102 billion. While initially believed to be fairly straightforward (by nature of it being a vertical transaction), the deal spread widened when the DOJ sued to block the transaction in Q4 2017. While we believed AT&T had a good case and would ultimately emerge victorious, we reduced our exposure to the position early in Q1 2018 as we were uncomfortable with the level of risk in the portfolio.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio Information

May 31, 2018 (Unaudited)

Performance (annualized returns as of May 31, 2018)

	One Year	Five Year	Since Inception*
Arbitrage Event-Driven Fund, Class R	1.56%	0.44%	1.33%
Arbitrage Event-Driven Fund, Class I	1.80%	0.69%	1.58%
Arbitrage Event-Driven Fund, Class C**	0.87%	-0.29%	0.14%
Arbitrage Event-Driven Fund, Class A***	1.49%	0.45%	0.45%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.37%	1.98%	2.54%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	1.28%	0.39%	0.29%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R and Class I inception: 10/1/10; Class C inception: 6/1/12; Class A inception: 6/1/13. Since Inception Returns for securities indices are for the inception date of Class R and Class I shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% on purchases up to $500,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $500,000 or more purchased without a front-end sales load and redeemed within 18 months of purchase. Effective June 30, 2018, Class A shares are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $500,000 made prior to June 30, 2018 and on purchases at or above $250,000 made after June 30, 2018 (determined on a first-in, first-out basis), purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 2.60%, 2.35%, 3.35% and 2.60%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.69%, 1.44%, 2.44% and 1.69% for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2019. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio Information (continued)

May 31, 2018 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Event-Driven Fund's investments as of the report date.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments

May 31, 2018

	Shares	Value
COMMON STOCKS - 76.79%
Aerospace & Defense - 4.87%
Orbital ATK, Inc.(a)	54,779	$7,325,048
Auto Parts & Equipment - 0.49%
Federal-Mogul Holdings LLC(b)(c)(d)	73,488	734,880
Biotechnology - 0.95%
Acorda Therapeutics, Inc.(a)(b)	26,482	695,152
TiGenix N.V.(b)	353,108	727,356
		1,422,508
Chemicals - 9.18%
Ashland Global Holdings, Inc.(a)	11,103	862,925
Axalta Coating Systems Ltd.(a)(b)	16,239	505,195
Monsanto Co.(a)(e)	97,440	12,419,703
		13,787,823
Commercial Services - 0.75%
Rent-A-Center, Inc.(a)	33,222	315,277
Travelport Worldwide Ltd.(a)	46,548	816,452
		1,131,729
Computers & Computer Services - 2.27%
DXC Technology Co.	26,589	2,449,113
Gemalto N.V.(a)(b)	16,394	960,954
		3,410,067
Construction Materials - 0.87%
USG Corp.(a)(b)	31,463	1,305,085
Electric - 1.22%
Westar Energy, Inc.	32,284	1,830,503
Food - 0.59%
Hain Celestial Group, Inc. (The)(a)(b)	35,011	893,481
Healthcare - Products - 1.36%
NxStage Medical, Inc.(a)(b)	73,802	2,039,887
Healthcare - Services - 3.89%
Aetna, Inc.(a)(e)	11,439	2,014,751
Air Methods Corp.(b)(c)(d)	158,779	1,706,874
Envision Healthcare Corp.(a)(b)(e)	22,325	957,296
Humana, Inc.(a)	4,011	1,167,121
		5,846,042

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

	Shares	Value
COMMON STOCKS - 76.79% (Continued)
Insurance - 6.22%
Validus Holdings Ltd.(a)	69,911	$4,737,170
XL Group Ltd.(a)	82,809	4,602,524
		9,339,694
Lodging - 2.89%
Wyndham Hotels & Resorts, Inc.(b)	16,652	990,794
Wyndham Worldwide Corp.(a)	30,904	3,351,230
		4,342,024
Media - 9.92%
CBS Corp., Class B, NVDR(a)	19,115	962,823
EW Scripps Co. (The), Class A(a)	5,063	63,237
Gray Television, Inc.(a)(b)	14,373	158,103
Kabel Deutschland Holding AG(a)	4,477	565,255
Sinclair Broadcast Group, Inc.(a)(e)	5,877	161,030
Sky Plc	42,333	758,030
Starz, Class A(b)(c)(d)	45,487	1,492,404
TEGNA, Inc.(a)	16,194	167,932
Time Warner, Inc.(a)(e)	37,171	3,500,021
Tribune Media Co., Class A(a)	182,924	6,563,313
Viacom, Inc., Class B(a)	19,115	518,016
		14,910,164
Miscellaneous Manufacturing - 2.02%
Dover Corp.(a)	22,252	1,718,077
Trinity Industries, Inc.(a)	38,286	1,320,484
		3,038,561
Office/Business Equip - 1.50%
Xerox Corp.(a)	82,722	2,248,384
Packaging & Containers - 3.08%
KapStone Paper and Packaging Corp.(a)	134,536	4,628,038
Pharmaceuticals - 1.00%
Akorn, Inc.(a)(b)(e)	11,827	165,223
Bayer AG(a)	5,886	700,902
Paratek Pharmaceuticals, Inc.(a)(b)	60,765	634,994
		1,501,119
Real Estate Investment Trusts - 7.47%
Corepoint Lodging, Inc.(b)	71,062	1,981,905
DCT Industrial Trust, Inc.(a)	28,747	1,872,292
Forest City Realty Trust, Inc., Class A(a)	85,053	1,732,530
Hispania Activos Inmobiliarios SOCIMI SA(a)	29,350	606,973

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

	Shares	Value
COMMON STOCKS - 76.79% (Continued)
Real Estate Investment Trusts - 7.47% (Continued)
Macerich Co. (The)(a)	36,639	$2,038,228
Spirit MTA REIT(b)	6,652	60,533
Spirit Realty Capital, Inc.	233,023	2,041,281
Spirit Realty Capital, Inc.(b)	111,173	889,384
		11,223,126
Retail - 1.99%
Jack in the Box, Inc.(a)	37,171	2,998,584
Semiconductors - 12.66%
NXP Semiconductors N.V.(b)(e)	166,860	19,022,040
Software - 0.79%
CDK Global, Inc.(a)	18,447	1,187,064
Telecommunications - 0.06%
TDC A/S(b)	12,029	94,771
Transportation - 0.75%
Norfolk Southern Corp.(a)	7,438	1,127,973
TOTAL COMMON STOCKS (Cost $114,675,121)		115,388,595
EXCHANGE-TRADED FUNDS - 0.69%
Equity Funds - 0.69%
Consumer Staples Select Sector SPDR® Fund	10,510	521,927
Health Care Select Sector SPDR® Fund	3,101	255,553
iShares® Nasdaq Biotechnology ETF	2,451	265,811
		1,043,291
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,044,110)		1,043,291
RIGHTS - 0.00%
Cubist Pharmaceuticals, Inc. CPR, Expires 07/01/2019(b)(c)(d)	34,500	—
TOTAL RIGHTS (Cost $0)		—

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 10.70%
Chemicals - 1.03%
Platform Specialty Products Corp.(a)(f)	02/01/2022	6.500%	$1,512,000	$1,549,800
Commercial Services - 3.49%
iPayment, Inc.(a)(f)	04/15/2024	10.750%	2,837,000	3,138,431
Rent-A-Center, Inc.(a)
	11/15/2020	6.625%	897,000	852,150
	05/01/2021	4.750%	1,343,000	1,255,705
				5,246,286
Computers & Computer Services - 0.97%
Conduent Finance, Inc./Conduent Business Services LLC(a)(f)	12/15/2024	10.500%	1,249,000	1,464,453
Food - 0.82%
BI-LO LLC / BI-LO Finance Corp.(a)(f)(g)	02/15/2019	9.250%	1,230,000	1,230,000
Healthcare - Services - 2.28%
Envision Healthcare Corp.(f)	12/01/2024	6.250%	135,000	142,452
Kindred Healthcare, Inc.(a)
	01/15/2020	8.000%	1,695,000	1,805,158
	01/15/2023	8.750%	1,382,000	1,475,285
				3,422,895
Lodging - 0.37%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.	12/01/2024	6.125%	539,000	557,865
Oil & Gas - 1.73%
Comstock Resources, Inc., (10.00% Cash or 12.25% PIK)	03/15/2020	10.000%	2,474,586	2,592,129
Retail - 0.01%
JC Penney Corp., Inc.(a)	06/01/2020	5.650%	18,000	17,640
Telecommunications - 0.00%
Avaya, Inc.(c)(d)(g)	04/01/2019	7.000%	6,579,000	—
Avaya, Inc.(c)(d)(g)	03/01/2021	10.500%	1,583,000	—
				—
TOTAL CORPORATE BONDS (Cost $16,103,338)				16,081,068

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 2.14%
Pharmaceuticals - 2.14%
Impax Laboratories LLC(a)	06/15/2022	2.000%	$3,223,000	$3,216,441
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,158,904)				3,216,441
			Shares	Value
MUTUAL FUNDS - 4.28%
Altaba, Inc.(a)(b)			83,378	$6,433,446
TOTAL MUTUAL FUNDS (Cost $5,350,548)				6,433,446
WARRANTS - 0.02%
Telecommunications - 0.02%
Avaya Holdings Corp., Exercise Price $25.55, Expires 12/15/2022(b)			5,832	26,973
TOTAL WARRANTS (Cost $0)				26,973
	Maturity Date	Rate	Principal Amount	Value
U.S. TREASURY & GOVERNMENT AGENCIES - 1.07%
Sovereign - 1.07%
U.S. Treasury Bond
	11/15/2047	2.750%	$672,100	$636,605
	02/15/2048	3.000%	970,800	967,159
				1,603,764
TOTAL U.S. TREASURY & GOVERNMENT AGENCIES (Cost $1,562,199)				1,603,764

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(b) - 1.51%
Call Options Purchased - 0.61%
Akorn, Inc.:
	09/2018	$15.00	$78,232	56	$25,200
	09/2018	17.50	2,794	2	680
Monsanto Co.	07/2018	120.00	3,785,562	297	236,115
NXP Semiconductors N.V.	08/2018	105.00	1,060,200	93	139,500
NXP Semiconductors N.V.:
	07/2018	105.00	444,600	39	56,160
	08/2018	100.00	1,105,800	97	184,785

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(b) - 1.51% (Continued)
Call Options Purchased - 0.61% (Continued)
Sinclair Broadcast Group, Inc.:
	09/2018	$30.00	$101,380	37	$4,718
	09/2018	31.00	200,020	73	7,847
	09/2018	32.00	95,900	35	2,888
Time Warner, Inc.:
	07/2018	97.50	527,296	56	11,564
	08/2018	97.50	1,139,336	121	33,275
VanEck Vectors Semiconductor ETF	06/2018	100.00	2,958,444	276	209,760
TOTAL CALL OPTIONS PURCHASED (Cost $603,221)					912,492
Put Options Purchased - 0.90%
Akorn, Inc.:
	09/2018	10.00	164,846	118	28,910
	09/2018	12.50	2,794	2	760
Envision Healthcare Corp.	06/2018	35.00	274,432	64	3,840
Monsanto Co.	07/2018	105.00	267,666	21	147
NXP Semiconductors N.V.:
	06/2018	115.00	638,400	56	34,440
	07/2018	105.00	9,177,000	805	422,625
	07/2018	115.00	638,400	56	48,720
	08/2018	105.00	4,548,600	399	227,430
	08/2018	110.00	1,607,400	141	105,750
	08/2018	115.00	467,400	41	40,180
SPDR S&P 500 ETF Trust:
	09/2018	263.00	8,968,114	331	182,215
	09/2018	265.00	5,608,458	207	124,718
Time Warner, Inc.:
	07/2018	90.00	1,628,968	173	43,250
	07/2018	92.50	225,984	24	8,400
	08/2018	92.50	1,807,872	192	76,320
TOTAL PUT OPTIONS PURCHASED (Cost $1,696,076)					1,347,705
TOTAL PURCHASED OPTIONS (Cost $2,299,297)					2,260,197

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 2.89%
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	1.686	%(h)	3,316,597	$3,316,597
Time Deposit
State Street Bank Time Deposit	0.280%		1,017,679	1,017,679
TOTAL SHORT-TERM INVESTMENTS (Cost $4,334,276)				4,334,276
Total Investments - 100.09% (Cost $148,527,793)				150,388,051
Liabilities in Excess of Other Assets - (0.09)%(i)				(128,957)
NET ASSETS - 100.00%				$150,259,094

Portfolio Footnotes

(a)  Security, or a portion of security, is being held as collateral for short sales, swap contracts, written option contracts or forward foreign currency exchange contracts. At May 31, 2018, the aggregate market value of those securities was $89,435,085, representing 59.52% of net assets.

(b)  Non-income-producing security.

(c)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2018, the total market value of these securities was $3,934,158, representing 2.62% of net assets.

(d)  Security considered illiquid. On May 31, 2018, the total market value of these securities was $3,934,158, representing 2.62% of net assets.

(e)  Underlying security for a written/purchased call/put option.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2018, these securities had a total value of $7,525,136 or 5.01% of net assets.

(g)  Security in default on interest payments.

(h)  Rate shown is the 7-day effective yield as of May 31, 2018.

(i)  Includes cash which is being held as collateral for short sales and written option contracts.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2018 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
03/06/2017	Air Methods Corp.	$1,695,010	$1,706,874	1.14%
10/13/2016	Avaya, Inc.	—	—	0.00
08/03/2017	Avaya, Inc.	—	—	0.00
12/12/2011	Cubist Pharmaceuticals, Inc. CPR	—	—	0.00
01/18/2017	Federal-Mogul Holdings LLC	736,295	734,880	0.49
11/29/2016	Starz, Class A	1,544,347	1,492,404	0.99
			$3,934,158	2.62%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (18.87%)
Biotechnology - (0.11%)
Cambrex Corp.	(3,553)	$(160,951)
Chemicals - (0.40%)
Eastman Chemical Co.	(855)	(89,185)
International Flavors & Fragrances, Inc.	(1,127)	(137,640)
PPG Industries, Inc.	(779)	(78,617)
RPM International, Inc.	(1,310)	(64,845)
Sensient Technologies Corp.	(2,507)	(168,596)
Sherwin-Williams Co. (The)	(175)	(66,369)
		(605,252)
Commercial Services - (0.61%)
ServiceMaster Global Holdings, Inc.	(15,921)	(909,726)
Computers & Computer Services - (1.03%)
CGI Group, Inc., Class A	(10,141)	(622,657)
International Business Machines Corp.	(4,215)	(595,622)
Perspecta, Inc.	(13,294)	(330,755)
		(1,549,034)
Electric - (1.22%)
Great Plains Energy, Inc.	(54,163)	(1,838,292)
Electrical Components & Equipment - (0.50%)
Energizer Holdings, Inc.	(12,409)	(753,723)
Entertainment - (0.18%)
Marriott Vacations Worldwide Corp.	(2,209)	(265,610)
Internet - (3.19%)
Alibaba Group Holding Ltd., Sponsored ADR	(24,182)	(4,788,278)
See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (18.87%) (Continued)
Lodging - (2.60%)
Choice Hotels International, Inc.	(10,985)	$(882,645)
Extended Stay America, Inc.	(6,403)	(134,783)
Hilton Grand Vacations, Inc.	(6,411)	(254,901)
Hilton Worldwide Holdings, Inc.	(11,412)	(921,063)
Marriott International, Inc., Class A	(6,658)	(901,227)
Wyndham Worldwide Corp.	(16,695)	(818,890)
		(3,913,509)
Media - (1.92%)
Discovery, Inc., Class A	(32,637)	(688,314)
Meredith Corp.	(11,494)	(578,723)
Sinclair Broadcast Group, Inc., Class A	(31,381)	(859,840)
Walt Disney Co. (The)	(7,556)	(751,595)
		(2,878,472)
Pharmaceuticals - (0.88%)
AbbVie, Inc.	(5,296)	(523,986)
CVS Health Corp.	(8,252)	(523,094)
Merck KGaA	(2,659)	(271,497)
		(1,318,577)
Real Estate Investment Trusts - (2.48%)
DiamondRock Hospitality Co.	(11,170)	(142,194)
Hospitality Properties Trust	(4,411)	(127,698)
Host Hotels & Resorts, Inc.	(18,782)	(406,255)
National Retail Properties, Inc.	(14,729)	(610,223)
Prologis, Inc.	(29,322)	(1,886,871)
Realty Income Corp.	(10,368)	(552,614)
		(3,725,855)
Retail - (1.40%)
McDonald's Corp.	(3,488)	(558,115)
Sonic Corp.	(18,147)	(440,609)
Wendy's Co. (The)	(31,293)	(504,130)
Yum! Brands, Inc.	(7,400)	(601,842)
		(2,104,696)
Semiconductors - (0.42%)
NXP Semiconductors N.V.	(3,600)	(410,400)
Xcerra Corp.	(15,783)	(217,332)
		(627,732)
Telecommunications - (0.40%)
AT&T, Inc.	(18,466)	(596,821)

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (18.87%) (Continued)
Transportation - (0.95%)
CSX Corp.	(22,203)	$(1,435,424)
Trucking & Leasing - (0.58%)
GATX Corp.	(9,572)	(688,227)
Greenbrier Cos., Inc. (The)	(3,828)	(190,251)
		(878,478)
TOTAL COMMON STOCKS (Proceeds $27,913,086)		(28,350,430)
EXCHANGE-TRADED FUNDS - (7.95%)
Equity Funds - (7.95%)
Consumer Staples Select Sector SPDR® Fund	(15,750)	(782,145)
Industrial Select Sector SPDR® Fund	(26,232)	(1,952,710)
iShares North American Tech-Software ETF	(2,112)	(386,390)
iShares® Russell 2000 Value ETF	(9,661)	(1,269,166)
SPDR® S&P 500® ETF Trust	(1,199)	(324,857)
VanEck Vectors Semiconductor ETF	(39,615)	(4,246,332)
Vanguard Real Estate ETF	(37,863)	(2,987,012)
		(11,948,612)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $11,747,971)		(11,948,612)

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - (2.32%)
Beverages - (0.80%)
Dr Pepper Snapple Group, Inc.	12/15/2046	4.420%	$(1,316,000)	$(1,206,410)
Chemicals - (0.44%)
Platform Specialty Products Corp.	12/01/2025	5.875%	(680,000)	(654,500)
Healthcare - Services - (0.07%)
MEDNAX, Inc.	12/01/2023	5.250%	(109,000)	(107,365)
Lodging - (0.34%)
Wyndham Worldwide Corp.	03/01/2023	3.900%	(539,000)	(511,329)
Office/Business Equip - (0.67%)
Xerox Corp.	12/15/2039	6.750%	(973,000)	(999,539)
TOTAL CORPORATE BONDS (Proceeds $3,518,894)				(3,479,143)
TOTAL SECURITIES SOLD SHORT (Proceeds $43,179,951)				$(43,778,185)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Call Options
Aetna, Inc.:
	06/2018	$170.00	$(211,356)	(12)	$(8,460)
	06/2018	175.00	(193,743)	(11)	(3,762)
Akorn, Inc.:
	06/2018	15.00	(48,895)	(35)	(2,100)
	09/2018	20.00	(115,951)	(83)	(21,165)
Envision Healthcare Corp.	06/2018	50.00	(270,144)	(63)	(1,733)
NXP Semiconductors N.V.:
	06/2018	119.00	(57,000)	(5)	(262)
	06/2018	117.00	(57,000)	(5)	(1,387)
	06/2018	118.00	(57,000)	(5)	(1,000)
	06/2018	119.00	(57,000)	(5)	(1,075)
	06/2018	120.00	(706,800)	(62)	(11,470)
	06/2018	110.00	(228,000)	(20)	(17,000)
	06/2018	115.00	(387,600)	(34)	(17,850)
	06/2018	118.00	(57,000)	(5)	(1,713)
	06/2018	120.00	(250,800)	(22)	(6,435)
	08/2018	115.00	(980,400)	(86)	(70,950)
	08/2018	120.00	(980,400)	(86)	(42,570)
SPDR S&P 500 ETF Trust:
	06/2018	270.00	(2,953,246)	(109)	(33,300)
	06/2018	275.00	(11,650,420)	(430)	(29,455)
Time Warner, Inc.:
	06/2018	100.00	(141,240)	(15)	(855)
	07/2018	100.00	(178,904)	(19)	(2,090)
TOTAL WRITTEN CALL OPTIONS (Premiums received $267,204)					(274,632)
Written Put Options
Monsanto Co.	07/2018	110.00	(3,785,562)	(297)	(2,970)
NXP Semiconductors N.V.:
	07/2018	100.00	(3,488,400)	(306)	(123,930)
	08/2018	90.00	(5,859,600)	(514)	(149,060)
	08/2018	95.00	(957,600)	(399)	(133,665)
	08/2018	100.00	(958,000)	(84)	(36,960)
Sinclair Broadcast Group, Inc.:
	06/2018	26.00	(43,840)	(16)	(520)
	06/2018	27.00	(35,620)	(13)	(845)
	06/2018	28.00	(95,900)	(35)	(4,025)
	06/2018	29.00	(112,340)	(41)	(7,380)

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
SPDR S&P 500 ETF Trust:
	06/2018	$268.00	$(785,726)	(29)	$(362)
	06/2018	269.00	(785,726)	(29)	(725)
	06/2018	270.00	(1,598,546)	(59)	(2,832)
	06/2018	271.00	(785,726)	(29)	(2,480)
	06/2018	272.00	(758,632)	(28)	(4,060)
	06/2018	253.00	(11,731,702)	(433)	(14,506)
	07/2018	255.00	(2,736,494)	(101)	(15,302)
VanEck Vectors Semiconductor ETF:
	06/2018	107.00	(310,851)	(29)	(1,319)
	06/2018	107.50	(310,851)	(29)	(2,015)
	06/2018	108.00	(310,851)	(29)	(2,958)
TOTAL WRITTEN PUT OPTIONS (Premiums received $626,194)					(505,914)
TOTAL WRITTEN OPTIONS (Premiums received $893,398)					$(780,546)

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co.	Firstgroup Plc	Paid 1 Month- LIBOR plus 90 bps	05/31/2019	$—	$—	$—	$(101,686)	$—
Goldman Sachs & Co.	Sky Plc	Paid 1 Month- LIBOR plus 45 bps	05/31/2019	—	—	—	(1,488,098)	—
Morgan Stanley & Co.	Sky Plc	Paid 1 Month- LIBOR plus 150 bps	05/31/2019	—	—	—	(201,659)	—
						$—	$(1,791,443)	$—

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	4,869,756	DKK	30,981,400	Goldman Sachs & Co.	06/14/2018	$300,084
USD	14,767,637	EUR	12,623,300	Goldman Sachs & Co.	06/14/2018	873,980
GBP	6,800	USD	9,044	Goldman Sachs & Co.	06/14/2018	33
USD	1,465,463	GBP	1,101,900	Goldman Sachs & Co.	06/14/2018	81,813
						$1,255,910
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
DKK	30,376,900	USD	4,774,739	Goldman Sachs & Co.	06/14/2018	$(82,863)
EUR	9,785,400	USD	11,447,658	Goldman Sachs & Co.	06/14/2018	(427,220)
GBP	528,300	USD	702,609	Goldman Sachs & Co.	06/14/2018	(18,146)
						$(528,229)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	13.30%
Bermuda	6.22%
United Kingdom	1.04%
Germany	0.85%
Belgium	0.49%
Spain	0.40%
Denmark	0.06%
United States	77.73%
Liabilities in Excess of Other Assets	(0.09)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is a Danish term for a stock-based corporation.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CPR - Conditional Prepayment Rate

DKK - Danish krone

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

KGaA - Kommanditgesellschaft Auf Aktien is a German corporate designation that refers to a limited partnership.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR - Non-Voting Depository Receipt

PIK - Payment-in-kind

Plc - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

The following table summarizes The Arbitrage Event-Driven Fund's investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$7,325,048	$—	$—	$7,325,048
Auto Parts & Equipment	—	—	734,880	734,880
Biotechnology	1,422,508	—	—	1,422,508
Chemicals	13,787,823	—	—	13,787,823
Commercial Services	1,131,729	—	—	1,131,729
Computers & Computer Services	3,410,067	—	—	3,410,067
Construction Materials	1,305,085	—	—	1,305,085
Electric	1,830,503	—	—	1,830,503
Food	893,481	—	—	893,481
Healthcare - Products	2,039,887	—	—	2,039,887
Healthcare - Services	4,139,168	—	1,706,874	5,846,042
Insurance	9,339,694	—	—	9,339,694
Lodging	4,342,024	—	—	4,342,024
Media	13,417,760	—	1,492,404	14,910,164
Miscellaneous Manufacturing	3,038,561	—	—	3,038,561
Office/Business Equip	2,248,384	—	—	2,248,384
Packaging & Containers	4,628,038	—	—	4,628,038
Pharmaceuticals	1,501,119	—	—	1,501,119
Real Estate Investment Trusts	11,223,126	—	—	11,223,126
Retail	2,998,584	—	—	2,998,584
Semiconductors	19,022,040	—	—	19,022,040
Software	1,187,064	—	—	1,187,064
Telecommunications	94,771	—	—	94,771
Transportation	1,127,973	—	—	1,127,973
Exchange-Traded Funds	1,043,291	—	—	1,043,291
Rights	—	—	—	—
Corporate Bonds
Chemicals	—	1,549,800	—	1,549,800
Commercial Services	—	5,246,286	—	5,246,286
Computers & Computer Services	—	1,464,453	—	1,464,453
Food	—	1,230,000	—	1,230,000
Healthcare - Services	—	3,422,895	—	3,422,895
Lodging	—	557,865	—	557,865
Oil & Gas	—	2,592,129	—	2,592,129
Retail	—	17,640	—	17,640
Telecommunications	—	—	—	—
Convertible Corporate Bonds**	—	3,216,441	—	3,216,441
Mutual Funds	6,433,446	—	—	6,433,446
Warrants**	—	26,973	—	26,973
U.S. Treasury & Government Agencies	—	1,603,764	—	1,603,764
Purchased Options	2,260,197	—	—	2,260,197
Short-Term Investments	4,334,276	—	—	4,334,276
TOTAL	$125,525,647	$20,928,246	$3,934,158	$150,388,051

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2018

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,255,910	$—	$1,255,910
Liabilities
Common Stocks**	(28,350,430)	—	—	(28,350,430)
Exchange-Traded Funds	(11,948,612)	—	—	(11,948,612)
Corporate Bonds**	—	(3,479,143)	—	(3,479,143)
Written Options	(780,546)	—	—	(780,546)
Forward Foreign Currency Exchange Contracts	—	(528,229)	—	(528,229)
TOTAL	$(41,079,588)	$(2,751,462)	$—	$(43,831,050)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2018:

Investments in Securities	Balance as of May 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2018	Net change in Unrealized Appreciation (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2018
Common Stock	$4,040,927	$—	$(106,769)	$—	$—	$—	$—	$3,934,158	$(106,769)
Rights	389,849	(98,037)	542,848	—	(834,660)	—	—	—	—
Total	$4,430,776	$(98,037)	$436,079	$—	$(834,660)	$—	$—	$3,934,158	$(106,769)

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2018:

Investments in Securities	Fair Value at May 31, 2018	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$3,934,158	Deal Value	Final determination on Dissent	$10.00-$32.8095	$18.98
Rights	—	Discounted, probability adjusted value	Discount Rate, Probability	10%, 0%	10%, 0%

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Manager Commentary

May 31, 2018 (Unaudited)

Arbitrage Credit Opportunities Fund | Tickers: ACFIX, ARCFX, ARCCX, AGCAX

The Fund's Goal and Main Investments

The Fund seeks to provide current income and capital growth by focusing on company-specific catalysts and events in order to generate returns that are more correlated to the outcomes and timelines of those events, rather than on overall market direction or changes in interest rates.

Investment Strategy

The Fund employs a fundamentally driven strategy combined with quantitative security analysis. The investment team screens catalyst-driven investments such as mergers, acquisitions, asset sales, spin-offs, refinancings, recapitalizations, corporate reorganizations, litigation, and regulatory changes. From this universe the team selects investments based on factors such as risk/reward profile, potential downside, and security liquidity. The team generates returns by holding outright long and short positions and by utilizing capital structure arbitrage, merger arbitrage, and convertible arbitrage techniques to exploit security mispricing or inefficiencies. This portfolio offers a pure-play credit implementation of Water Island Capital's broader event-driven style.

Fiscal Year Highlights

Arbitrage Credit Opportunities, Class I shares (ACFIX) returned 3.61% for fiscal year 2018. The portfolio's returns were driven primarily from the Americas while, conversely, the European region detracted from performance. The Fund's top-performing sectors were consumer discretionary and health care. No sectors detracted from returns over the period, although the Fund's broad market hedges – which are designed to mitigate market risk in the portfolio and potentially lower volatility and drawdowns – did detract from returns.

The top contributor in the Fund during the period was our investment in Neiman Marcus Group. Despite Neiman Marcus' (NMG) bond and loan prices suffering from volatility during 2017, the company's bonds rebounded at the end of the year as NMG began to show progress on several fronts, such as stabilizing sales and progress on its new flagship store in the Hudson Yards area of New York City. In addition, in Q1 2018 the company reported better-than-expected earnings results on both revenue and EBITDA, including positive same-store sales in both brick-and-mortar and online channels. We exited our position during the quarter, leading to gains for the Fund.

The Fund's second-best performing situation over the year was our investment in Rite Aid (RAD). Following Rite Aid's plans in 2015 to merge with Walgreens Boots Alliance (WBA), we invested in the company's bonds to benefit from a change of control which would have triggered a mandatory redemption of the company's debt. However, after facing antitrust difficulties with US regulators, RAD and WBA restructured their transaction as an asset sale where the proceeds generated by the sale of RAD stores would be used to de-lever the company's balance sheet. This de-levering would have transpired over a longer time period than a simple merger transaction, but the risk-reward remained compelling. During Q1 2018, however, RAD entered into an agreement to merge its post-asset-sale operations with privately held Albertsons grocery store chain. Bond prices rose by several points on the news reflecting the high probability of investors receiving a 101% change-of-control offer for their bonds.

The Fund's largest detractor over the period was our investment in Scientific Games Corp. Scientific Games Corporation (SGMS) provides services, systems, and products to both the pari-mutuel gaming and instant ticket lottery industries. We initiated this position during 2016 as a relative value trade with the thesis that the company would de-lever its balance sheet due to improving financial metrics and a keen management focus on paring debt. The position

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund  Manager Commentary (continued)

May 31, 2018 (Unaudited)

benefited during Q1 and Q2 2017 when the company completed a comprehensive refinancing transaction to address the 2018 holding company notes, pay down and extend a portion of the bank debt, and re-price its term loans. Our 2018 notes were redeemed, and we remained in the company's 10% notes which we believed were high on management's focus list to address due to the high coupon. In order to hedge part of our credit exposure, we initiated a short in SGMS's common stock which ended up rallying during the quarter, leading to losses for the portfolio. With bonds having run their course, we exited the position during Q3 2017.

The second-largest detractor in the Fund was our investment in PetSmart (PETM). PetSmart is a major retailer of pet brands and services. The company was taken private by BC Partners in 2015. One of the ongoing concerns for the pet retail market was the impact of online retailers on sales. Consequently, earlier this year, PETM agreed to acquire Chewy.com which is the premier online retailer of pet brands. Due to the unknown integration of Chewy.com and the near-term financial prospects for the merged companies, PETM's bonds sold off significantly during Q1 and Q2 2017. We purchased PETM bonds when they reached 9% yield, and the pricing of a new debt issue was completed (which was used to finance the Chewy acquisition). Due to the soft catalyst nature and long timeframe of this transformative M&A transaction, PETM continued to move lower during Q3 2017. With little near-term investor support, we decided it was prudent to pare our position in PETM unsecured bonds and move into the company's safer secured debt that was trading near 8% yields

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio Information

May 31, 2018 (Unaudited)

Performance (annualized returns as of May 31, 2018)

	One Year	Five Year	Since Inception*
Arbitrage Credit Opportunities Fund, Class R	3.21%	2.14%	2.30%
Arbitrage Credit Opportunities Fund, Class I	3.61%	2.37%	2.53%
Arbitrage Credit Opportunities Fund, Class C**	2.53%	1.39%	1.58%
Arbitrage Credit Opportunities Fund, Class A***	3.10%	2.09%	2.09%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.37%	1.98%	1.62%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	1.28%	0.39%	0.36%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R, Class I and Class C inception: 10/1/12; Class A inception: 6/1/13. The Since Inception Returns for securities indices are for the inception date of Class R, Class I and Class C shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% on purchases up to $500,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $500,000 or more purchased without a front-end sales load and redeemed within 18 months of purchase. Effective June 30, 2018, Class A shares are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $500,000 made prior to June 30, 2018 and on purchases at or above $250,000 made after June 30, 2018 (determined on a first-in, first-out basis), purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 1.99%, 1.74%, 2.74% and 1.99%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.50%, 1.25%, 2.25% and 1.50% for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2019. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund  Portfolio Information (continued)

May 31, 2018 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Credit Opportunities Fund's investments as of the report date.

* Concentration Risk: The Fund may invest a large proportion of the Fund's assets in securities of issuers in a single sector over a given period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments

May 31, 2018

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 84.06%
Chemicals - 9.46%
A Schulman, Inc.(a)	06/01/2023	6.875%	$2,000,000	$2,100,500
Momentive Performance Materials, Inc.(a)	10/24/2021	3.880%	1,200,000	1,266,000
Platform Specialty Products Corp.(b)	02/01/2022	6.500%	1,011,000	1,036,275
				4,402,775
Coal - 0.00%
Peabody Energy Corp.(c)(d)(e)	03/15/2022	10.000%	750,000	—
Commercial Services - 9.16%
iPayment, Inc.(a)(b)	04/15/2024	10.750%	3,250,000	3,595,312
Rent-A-Center, Inc.(a)	11/15/2020	6.625%	456,000	433,200
Rent-A-Center, Inc.	05/01/2021	4.750%	251,000	234,685
				4,263,197
Computers & Computer Services - 3.02%
Conduent Finance, Inc. / Conduent Business Services LLC(b)	12/15/2024	10.500%	1,197,000	1,403,482
Diversified Financial Services - 13.87%
Infinity Acquisition LLC / Infinity Acquisition Finance Corp.(b)	08/01/2022	7.250%	1,500,000	1,535,625
Nationstar Mortgage LLC / Nationstar Capital Corp.(a)	07/01/2021	6.500%	1,590,000	1,605,900
OneMain Financial Holdings LLC(b)	12/15/2021	7.250%	700,000	725,550
TMX Finance LLC / TitleMax Finance Corp.(b)	09/15/2018	8.500%	2,584,000	2,587,230
				6,454,305
Electrical Components & Equipment - 4.40%
General Cable Corp.(a)	10/01/2022	5.750%	2,000,000	2,045,000
Engineering & Construction - 1.85%
Obrascon Huarte Lain SA	03/15/2023	5.500%	750,000	862,321
Entertainment - 6.78%
Pinnacle Entertainment, Inc.	05/01/2024	5.625%	1,062,000	1,112,445
Scientific Games International, Inc.(a)	12/01/2022	10.000%	1,905,000	2,043,132
				3,155,577

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2018

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 84.06% (Continued)
Food - 2.09%
BI-LO LLC / BI-LO Finance Corp.(b)(c)	02/15/2019	9.250%	$972,000	$972,000
Healthcare - Services - 8.32%
Envision Healthcare Corp.(b)	12/01/2024	6.250%	1,544,000	1,629,229
Kindred Healthcare, Inc.	01/15/2020	8.000%	348,000	370,617
Kindred Healthcare, Inc.(a)	01/15/2023	8.750%	1,753,000	1,871,327
				3,871,173
Household Products - 2.20%
Avon Products, Inc.	03/01/2019	6.500%	1,000,000	1,025,000
Lodging - 1.11%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.	12/01/2024	6.125%	501,000	518,535
Media - 2.48%
CSC Holdings LLC	07/15/2018	7.625%	1,149,000	1,154,745
Oil & Gas - 4.65%
Comstock Resources, Inc., (10.00% Cash or 12.25% PIK)(a)	03/15/2020	10.000%	2,065,772	2,163,896
Real Estate Investment Trusts - 0.73%
DDR Corp.	07/15/2022	4.625%	331,000	341,488
Retail - 0.63%
JC Penney Corp., Inc.
	10/01/2019	8.125%	271,000	280,824
	06/01/2020	5.650%	10,000	9,800
				290,624
Semiconductors - 2.53%
Microsemi Corp.(b)	04/15/2023	9.125%	1,063,000	1,175,944
Telecommunications - 2.12%
Avaya, Inc.(c)(d)(e)	04/01/2019	7.000%	3,809,000	—
Avaya, Inc.(c)(d)(e)	03/01/2021	10.500%	986,000	—
Level 3 Financing, Inc.	01/15/2021	6.125%	975,000	985,969
				985,969
Textiles - 4.37%
Springs Industries, Inc.	06/01/2021	6.250%	2,000,000	2,033,600

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2018

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 84.06% (Continued)
Toys/Games/Hobbies - 4.29%
Mattel, Inc.	05/06/2019	2.350%	$2,000,000	$1,995,600
TOTAL CORPORATE BONDS & NOTES (Cost $39,298,196)				39,115,231
CONVERTIBLE CORPORATE BONDS - 21.32%
Diversified Financial Services - 4.76%
Blackhawk Network Holdings, Inc.(a)	01/15/2022	1.500%	2,000,000	2,214,484
Electrical Components & Equipment - 1.71%
General Cable Corp.(f)	11/15/2029	4.500%	750,000	795,750
Pharmaceuticals - 8.58%
Impax Laboratories LLC(a)	06/15/2022	2.000%	4,000,000	3,991,860
Semiconductors - 6.27%
NXP Semiconductors N.V.(a)	12/01/2019	1.000%	2,000,000	2,442,344
Rovi Corp.	03/01/2020	0.500%	500,000	477,336
				2,919,680
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $9,459,664)				9,921,774

	Shares	Value
WARRANTS - 0.03%
Telecommunications - 0.03%
Avaya Holdings Corp., Exercise Price $25.55, Expires 12/15/2022(g)	3,171	$14,666
TOTAL WARRANTS (Cost $0)		14,666

	Maturity Date	Rate	Principal Amount	Value
U.S. TREASURY & GOVERNMENT AGENCIES - 2.77%
Sovereign - 2.77%
U.S. Treasury Bond
	11/15/2047	2.750%	$718,400	$680,459
	02/15/2048	3.000%	609,100	606,816
				1,287,275
TOTAL U.S. TREASURY & GOVERNMENT AGENCIES (Cost $1,274,951)				1,287,275

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2018

	Yield	Shares	Value
SHORT-TERM INVESTMENTS - 0.83%
Time Deposit
State Street Bank Time Deposit	0.280%	385,837	$385,837
TOTAL SHORT-TERM INVESTMENTS (Cost $385,837)			385,837
Total Investments - 109.01% (Cost $50,418,648)			50,724,783
Liabilities in Excess of Other Assets - (9.01)%(h)			(4,191,405)
NET ASSETS - 100.00%			$46,533,378

Portfolio Footnotes

(a)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2018, the aggregate market value of those securities was $20,010,547, representing 43.00% of net assets.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2018, these securities had a total value of $14,660,647 or 31.51% of net assets.

(c)  Security in default on interest payments.

(d)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2018, the total market value of these securities was $0, representing 0.0% of net assets.

(e)  Security considered illiquid. On May 31, 2018, the total market value of these securities was $0, representing 0.0% of net assets.

(f)  Interest rate will change at a future date. Interest rate shown reflects the rate in effect at May 31, 2018.

(g)  Non-income-producing security.

(h)  Includes cash which is being held as collateral for short sales and written option contracts.

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2018 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
12/15/2017	Avaya, Inc.	$—	$—	0.00%
12/15/2017	Avaya, Inc.	—	—	0.00
04/05/2017	Peabody Energy Corp.	—	—	0.00
			$—	0.00%

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (0.32%)
Electrical Components & Equipment - (0.32%)
General Cable Corp.	(5,000)	$(148,250)
TOTAL COMMON STOCKS (Proceeds $149,062)		(148,250)
EXCHANGE-TRADED FUNDS - (4.97%)
Debt Fund - (4.97%)
SPDR Bloomberg Barclays High Yield Bond ETF	(65,000)	(2,315,300)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $2,320,891)		(2,315,300)

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - (10.91%)
Beverages - (1.63%)
Dr Pepper Snapple Group, Inc.	12/15/2046	4.420%	$(824,000)	$(755,382)
Chemicals - (0.94%)
Platform Specialty Products Corp.	12/01/2025	5.875%	(455,000)	(437,937)
Food - (1.56%)
JM Smucker Co. (The)	03/15/2045	4.375%	(771,000)	(726,498)
Healthcare - Services - (3.32%)
MEDNAX, Inc.	12/01/2023	5.250%	(1,570,000)	(1,546,450)
Lodging - (1.02%)
Wyndham Worldwide Corp.	03/01/2023	3.900%	(501,000)	(475,280)
Office/Business Equip - (0.31%)
Xerox Corp.	12/15/2039	6.750%	(140,000)	(143,818)
Retail - (2.13%)
Nordstrom, Inc.	10/15/2021	4.000%	(982,000)	(990,630)
TOTAL CORPORATE BONDS (Proceeds $5,148,785)				(5,075,995)
TOTAL SECURITIES SOLD SHORT (Proceeds $7,618,738)				$(7,539,545)

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2018

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Call Options
NXP Semiconductors N.V.	06/2018	$115.00	$(354,140)	(29)	$(15,225)
TOTAL WRITTEN CALL OPTIONS (Premiums received $19,986)					(15,225)
Written Put Options
NXP Semiconductors N.V.	06/2018	105.00	(708,280)	(58)	(15,080)
TOTAL WRITTEN PUT OPTIONS (Premiums received $37,651)					(15,080)
TOTAL WRITTEN OPTIONS (Premiums received $57,637)					$(30,305)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	14,200	USD	16,612	Goldman Sachs & Co.	06/14/2018	$47
USD	894,718	EUR	764,800	Goldman Sachs & Co.	06/14/2018	55,800
						$55,847
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
EUR	11,100	USD	12,986	Goldman Sachs & Co.	06/14/2018	$(102)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	5.25%
United Kingdom	2.20%
Spain	1.85%
United States	99.71%
Liabilities in Excess of Other Assets	(9.01)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2018

Abbreviations:

ETF - Exchange-Traded Fund

EUR - Euro

LLC - Limited Liability Company

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PIK - Payment-in-kind

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

The following table summarizes The Arbitrage Credit Opportunities Fund's investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds
Chemicals	$—	$4,402,775	$—	$4,402,775
Coal	—	—	—	—
Commercial Services	—	4,263,197	—	4,263,197
Computers & Computer Services	—	1,403,482	—	1,403,482
Diversified Financial Services	—	6,454,305	—	6,454,305
Electrical Components & Equipment	—	2,045,000	—	2,045,000
Engineering & Construction	—	862,321	—	862,321
Entertainment	—	3,155,577	—	3,155,577
Food	—	972,000	—	972,000
Healthcare - Services	—	3,871,173	—	3,871,173
Household Products	—	1,025,000	—	1,025,000
Lodging	—	518,535	—	518,535
Media	—	1,154,745	—	1,154,745
Oil & Gas	—	2,163,896	—	2,163,896
Real Estate Investment Trusts	—	341,488	—	341,488
Retail	—	290,624	—	290,624
Semiconductors	—	1,175,944	—	1,175,944
Telecommunications	—	985,969	—	985,969
Textiles	—	2,033,600	—	2,033,600
Toys/Games/Hobbies	—	1,995,600	—	1,995,600
Convertible Corporate Bonds**	—	9,921,774	—	9,921,774
Warrants**	—	14,666	—	14,666
U.S. Treasury & Government Agencies	—	1,287,275	—	1,287,275
Short-Term Investments	385,837	—	—	385,837
TOTAL	$385,837	$50,338,946	$—	$50,724,783

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2018

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$55,847	$—	$55,847
Liabilities
Common Stocks**	(148,250)	—	—	(148,250)
Exchange-Traded Funds	(2,315,300)	—	—	(2,315,300)
Corporate Bonds**	—	(5,075,995)	—	(5,075,995)
Written Options	(30,305)	—	—	(30,305)
Forward Foreign Currency Exchange Contracts	—	(102)	—	(102)
TOTAL	$(2,493,855)	$(5,020,250)	$—	$(7,514,105)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the year ended May 31, 2018:

Investments in Securities	Balance as of May 31, 2017	Change in Unrealized Depreciation	Purchases	Sales Proceeds	Amortization Premium/ Discount	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2018	Net change in Unrealized Depreciation included in the Statement of Operations attributable to Level 3 investments held at May 31, 2018
Corporate Bonds	$0	$—	$—	$—	$—	$—	$—	$0	$—
Total	$0	$—	$—	$—	$—	$—	$—	$0	$—

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Manager Commentary

May 31, 2018 (Unaudited)

Arbitrage Tactical Equity Fund | Tickers: ATQIX, ATQFX, ATQCX, ATQAX

The Fund's Goal and Main Investments

The Fund seeks to provide capital appreciation by exploiting security mispricings or market inefficiencies, with a focus on delivering a return stream with lower volatility than and low correlation to the broader equity markets.

Investment Strategy

The Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where we believe it should trade. We anticipate such differences may occur when news and events create misperception of a company's correct stock price. Examples of such news and events may include changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes, and litigation. Our investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund's objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In certain circumstances, the team may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

Fiscal Year Highlights

Arbitrage Tactical Equity, Class I shares (ATQIX) returned 1.40% for fiscal year 2018. The portfolio's returns were driven largely from the Americas, with the European region detracting from performance. Industrials and materials were the top contributors on a sector basis. Conversely, financials and information technology were the worst performing sectors.

The Fund's largest contributor to returns over the year was our investment in General Cable Corp (BCG). In July 2017, BCG – a US designer, manufacturer and distributor of optic wire and cable products for the communications and electrical markets – announced that the company was pursuing strategic alternatives. We began to track the company and eventually established a position in August on the belief that BCG would attract multiple bidders should it commit to a sale. During the following months, the stock drifted as investors recognized this process may take time to result in an outcome – in turn, erasing most of its event premium and giving us an opportunity to increase our position at attractive levels. When, in October, it emerged that several companies were in a competitive bidding scenario for BCG, the stock rallied. By December, it was announced that BGC had struck a definitive deal with Prysmian SpA, leading to further gains in the position.

Our second-best performing investment during the period was the acquisition of Monsanto by Bayer AG. In September 2016, Bayer – a German global enterprise with core competencies in the fields of health care, agriculture and high-tech polymer materials – entered into a definitive agreement to acquire Monsanto – a US life sciences firm focused on agricultural products and solutions – for $66 billion. The combination would create the world's largest agriculture company with leading positions in both seeds & pesticides. Given the complexity of the deal and consolidation in the overall agriculture market, it was not surprising to see this deal receive second requests from global regulators during Q1 2018 (specifically US and European regulators). During Q2 2018, the deal received both US and EU regulatory approval and was subsequently completed, leading to positive contribution for the Fund.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund  Manager Commentary (continued)

May 31, 2018 (Unaudited)

Conversely, the largest detractor in the Fund was Qualcomm's acquisition of NXP Semiconductors. In October 2016, Qualcomm – a US telecommunications equipment provider – entered into a definitive agreement to acquire NXP Semiconductors – a Dutch provider of mixed-signal semiconductor solutions – for $53 billion. As of Q1 2018, the deal had received regulatory approvals from all required jurisdictions with the exception of one: China. In Q2 2018, the transaction was caught in the crossfire of the ongoing trade dispute between the US and China, with China initially refusing to approve any transactions involving the US. Investors subsequently fled for the exits, leading to a sharp decline in NXP's share price and driving the deal spread wider. As NXP's share price has fluctuated wildly on the back of both good and bad rumors regarding developments in the deal, we maintain conviction that China will ultimately approve the merger.

The second-largest detractor for the year was the Fund's investment in Paratek Pharmaceuticals. Paratek is a US-based biotechnology company currently developing two drugs – omadacycline and sarecycline – both of which are expected to generate substantial revenue for the company should they receive U.S. Food & Drug Administration approval. The stock experienced difficulties in Q1 2018 when, in January, the company announced the pricing details of a secondary common stock offering which significantly undervalued shares relative to where they were trading at the time. This announcement was quickly followed by news that the company had given some of its private investors a sweetheart deal by selling them $165 million worth of convertible bonds at very low market valuations, which in turn sent the stock plummeting. While these two events have led to mark-to-market losses for the Fund, we believe that the company should be able to bring their drugs to market before the end of the year. This will not only lead to share price appreciation, it may also make the company an attractive takeover target.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio Information

May 31, 2018 (Unaudited)

Performance (annualized returns as of May 31, 2018)

	One Year	Since Inception*
Arbitrage Tactical Equity Fund, Class R	1.40%	0.66%
Arbitrage Tactical Equity Fund, Class I	1.40%	0.66%
Arbitrage Tactical Equity Fund, Class C**	1.40%	0.66%
Arbitrage Tactical Equity Fund, Class A***	1.40%	0.66%
S&P 500® Index	14.38%	10.26%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	1.28%	0.55%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R, Class I, Class C and Class A inception: 12/31/14.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% on purchases up to $500,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $500,000 or more purchased without a front-end sales load and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 15.96%, 15.71%, 16.71% and 15.96%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.69%, 1.44%, 2.44% and 1.69%, for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2019. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund  Portfolio Information (continued)

May 31, 2018 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of The Arbitrage Tactical Equity Fund's investments as of the report date.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio of Investments

May 31, 2018

	Shares	Value
COMMON STOCKS - 84.77%
Auto Parts & Equipment - 1.25%
Federal-Mogul Holdings LLC(a)(b)(c)	2,755	$27,550
Beverages - 8.10%
Dr Pepper Snapple Group, Inc.	1,500	178,950
Biotechnology - 0.92%
Acorda Therapeutics, Inc.(a)(d)	775	20,344
Chemicals - 9.54%
Ashland Global Holdings, Inc.(d)	219	17,021
Axalta Coating Systems Ltd.(a)(d)	477	14,839
Monsanto Co.(d)	1,402	178,699
		210,559
Commercial Services - 3.93%
Herc Holdings, Inc.(a)(d)	1,042	56,945
Rent-A-Center, Inc.(d)(e)	638	6,055
Travelport Worldwide Ltd.(d)	1,358	23,819
		86,819
Computers & Computer Services - 3.25%
DXC Technology Co.	778	71,661
Construction Materials - 1.73%
USG Corp.(a)(d)	921	38,203
Food - 1.18%
Hain Celestial Group, Inc. (The)(a)(d)	1,025	26,158
Healthcare - Services - 7.39%
Aetna, Inc.(d)(e)	420	73,974
Air Methods Corp.(a)(b)(c)	2,513	27,015
Envision Healthcare Corp.(a)(d)(e)	661	28,344
Humana, Inc.(d)	116	33,754
		163,087
Lodging - 5.82%
Wyndham Hotels & Resorts, Inc.(a)	493	29,334
Wyndham Worldwide Corp.(d)	914	99,114
		128,448
Media - 5.84%
CBS Corp., Class B, NVDR(d)	565	28,459
EW Scripps Co. (The), Class A(d)	150	1,874
Gray Television, Inc.(a)(d)	425	4,675
Kabel Deutschland Holding AG(d)	133	16,792
Sinclair Broadcast Group, Inc.(d)	174	4,768

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

	Shares	Value
COMMON STOCKS - 84.77% (Continued)
Media - 5.84% (Continued)
Starz, Class A(a)(b)(c)	474	$15,552
TEGNA, Inc.(d)	479	4,967
Time Warner, Inc.(d)(e)	389	36,628
Viacom, Inc., Class B(d)	565	15,311
		129,026
Miscellaneous Manufacturing - 3.48%
Dover Corp.(d)	659	50,881
Trinity Industries, Inc.(d)	750	25,868
		76,749
Office/Business Equip - 1.99%
Xerox Corp.(d)	1,614	43,868
Pharmaceuticals - 3.90%
Bayer AG(d)	173	20,601
McKesson Europe AG(d)	1,527	47,128
Paratek Pharmaceuticals, Inc.(a)(d)	1,770	18,496
		86,225
Real Estate Investment Trusts - 11.60%
Corepoint Lodging, Inc.(a)	2,080	57,997
Forest City Realty Trust, Inc., Class A(d)	2,454	49,988
Macerich Co. (The)(d)	1,084	60,303
Spirit MTA REIT(a)	195	1,775
Spirit Realty Capital, Inc.(d)	6,840	59,918
Spirit Realty Capital, Inc.(a)	3,264	26,112
		256,093
Retail - 2.68%
Jack in the Box, Inc.(d)	733	59,131
Semiconductors - 9.09%
NXP Semiconductors N.V.(a)(e)	1,761	200,754
Software - 1.58%
CDK Global, Inc.(d)	542	34,878
Transportation - 1.50%
Norfolk Southern Corp.(d)	218	33,060
TOTAL COMMON STOCKS (Cost $1,849,292)		1,871,563
EXCHANGE-TRADED FUNDS - 1.39%
Equity Funds - 1.39%
Consumer Staples Select Sector SPDR® Fund	308	15,295

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.39% (Continued)
Equity Funds - 1.39% (Continued)
Health Care Select Sector SPDR® Fund	91	$7,499
iShares® Nasdaq Biotechnology ETF	72	7,809
		30,603
TOTAL EXCHANGE-TRADED FUNDS (Cost $30,627)		30,603

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 2.07%
Commercial Services - 1.88%
Rent-A-Center, Inc.(d)
	11/15/2020	6.625%	$26,000	$24,700
	05/01/2021	4.750%	18,000	16,830
				41,530
Healthcare - Services - 0.19%
Envision Healthcare Corp.(f)	12/01/2024	6.250%	4,000	4,221
TOTAL CORPORATE BONDS & NOTES (Cost $45,553)				45,751
CONVERTIBLE CORPORATE BONDS - 2.12%
Pharmaceuticals - 2.12%
Impax Laboratories LLC(d)	06/15/2022	2.000%	47,000	46,904
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $46,065)				46,904

	Shares	Value
MUTUAL FUNDS - 5.71%
Altaba, Inc.(a)(d)	1,633	$126,002
TOTAL MUTUAL FUNDS (Cost $99,149)		126,002

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 1.26%
Call Options Purchased - 0.51%
NXP Semiconductors N.V.	08/2018	$105.00	$22,800	2	$3,000
NXP Semiconductors N.V.	08/2018	100.00	22,800	2	3,810
Time Warner, Inc.:
	07/2018	97.50	28,248	3	620
	08/2018	97.50	28,248	3	825

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 1.26% (Continued)
Call Options Purchased - 0.51% (Continued)
VanEck Vectors Semiconductor ETF	06/2018	$100.00	$42,876	4	$3,040
TOTAL CALL OPTIONS PURCHASED (Cost $8,077)					11,295
Put Options Purchased - 0.75%
Envision Healthcare Corp.	06/2018	35.00	8,576	2	120
NXP Semiconductors N.V.:
	06/2018	115.00	11,400	1	615
	07/2018	105.00	91,200	8	4,200
	07/2018	115.00	11,400	1	870
	08/2018	105.00	57,000	5	2,850
	08/2018	110.00	8,576	2	1,500
SPDR S&P 500 ETF Trust:
	09/2018	263.00	135,470	5	2,752
	09/2018	265.00	108,376	4	2,410
Time Warner, Inc.:
	07/2018	90.00	18,832	2	500
	08/2018	92.50	18,832	2	795
TOTAL PUT OPTIONS PURCHASED (Cost $21,541)					16,612
TOTAL PURCHASED OPTIONS (Cost $29,618)					27,907

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 12.42%
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	1.686	%(g)	244,062	244,062
Time Deposit
State Street Bank Time Deposit	0.280%		30,130	30,130
TOTAL SHORT-TERM INVESTMENTS (Cost $274,192)				274,192
Total Investments - 109.74% (Cost $2,374,496)				2,422,922
Liabilities in Excess of Other Assets - (9.74)%(h)				(215,082)
NET ASSETS - 100.00%				$2,207,840

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security considered illiquid. On May 31, 2018, the total market value of these securities was $70,117, representing 3.18% of net assets.

(c)  Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2018, the total market value of these securities was $70,117, representing 3.18% of net assets.

(d)  Security, or a portion of security, is being held as collateral for short sales, swap contracts, written option contracts or forward foreign currency exchange contracts. At May 31, 2018, the aggregate market value of those securities was $1,306,841, representing 59.19% of net assets.

(e)  Underlying security for a written/purchased call/put option.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2018, these securities had a total value of $4,221 or 0.19% of net assets.

(g)  Rate shown is the 7-day effective yield as of May 31, 2018.

(h)  Includes cash which is being held as collateral for short sales and written option contracts.

Securities are determined to be illiquid under the procedures approved by the Funds' Board of Trustees. Information related to the Fund's illiquid securities as of May 31, 2018 is as follows:

Date of Purchase	Security	Cost	Value	% of Net Assets
03/06/2017	Air Methods Corp.	$26,653	$27,015	1.22%
11/17/2016	Federal-Mogul Holdings LLC	27,445	27,550	1.25
11/29/2016	Starz, Class A	16,093	15,552	0.71
			$70,117	3.18%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (29.17%)
Biotechnology - (0.14%)
Cambrex Corp.	(70)	$(3,171)
Chemicals - (0.63%)
Eastman Chemical Co.	(17)	(1,773)
International Flavors & Fragrances, Inc.	(22)	(2,687)
PPG Industries, Inc.	(23)	(2,321)
RPM International, Inc.	(38)	(1,881)
Sensient Technologies Corp.	(50)	(3,363)
Sherwin-Williams Co. (The)	(5)	(1,896)
		(13,921)
Commercial Services - (3.66%)
ServiceMaster Global Holdings, Inc.	(471)	(26,913)
United Rentals, Inc.	(338)	(53,935)
		(80,848)

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (29.17%) (Continued)
Computers & Computer Services - (2.06%)
CGI Group, Inc., Class A	(297)	$(18,236)
International Business Machines Corp.	(124)	(17,522)
Perspecta, Inc.	(389)	(9,678)
		(45,436)
Electrical Components & Equipment - (1.00%)
Energizer Holdings, Inc.	(363)	(22,049)
Entertainment - (0.35%)
Marriott Vacations Worldwide Corp.	(65)	(7,815)
Internet - (4.25%)
Alibaba Group Holding Ltd., Sponsored ADR	(474)	(93,857)
Lodging - (5.24%)
Choice Hotels International, Inc.	(325)	(26,114)
Extended Stay America, Inc.	(187)	(3,936)
Hilton Grand Vacations, Inc.	(190)	(7,554)
Hilton Worldwide Holdings, Inc.	(338)	(27,280)
Marriott International, Inc., Class A	(197)	(26,666)
Wyndham Worldwide Corp.	(494)	(24,231)
		(115,781)
Media - (2.70%)
Discovery, Inc., Class A	(965)	(20,352)
Meredith Corp.	(340)	(17,119)
Walt Disney Co. (The)	(223)	(22,182)
		(59,653)
Pharmaceuticals - (1.93%)
AbbVie, Inc.	(155)	(15,336)
CVS Health Corp.	(304)	(19,270)
Merck KGaA	(78)	(7,964)
		(42,570)
Real Estate Investment Trusts - (2.45%)
DiamondRock Hospitality Co.	(327)	(4,163)
Hospitality Properties Trust	(129)	(3,735)
Host Hotels & Resorts, Inc.	(550)	(11,896)
National Retail Properties, Inc.	(433)	(17,939)
Realty Income Corp.	(305)	(16,256)
		(53,989)
Retail - (1.86%)
McDonald's Corp.	(68)	(10,881)
Sonic Corp.	(354)	(8,595)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (29.17%) (Continued)
Retail - (1.86%) (Continued)
Wendy's Co. (The)	(610)	$(9,827)
Yum! Brands, Inc.	(145)	(11,793)
		(41,096)
Telecommunications - (0.21%)
AT&T, Inc.	(143)	(4,622)
Transportation - (1.91%)
CSX Corp.	(652)	(42,152)
Trucking & Leasing - (0.78%)
GATX Corp.	(187)	(13,445)
Greenbrier Cos., Inc. (The)	(75)	(3,728)
		(17,173)
TOTAL COMMON STOCKS (Proceeds $631,226)		(644,133)
EXCHANGE-TRADED FUNDS - (15.37%)
Equity Funds - (15.37%)
Consumer Staples Select Sector SPDR® Fund	(848)	(42,112)
Industrial Select Sector SPDR® Fund	(745)	(55,458)
iShares North American Tech-Software ETF	(62)	(11,343)
iShares® Russell 2000 Value ETF	(189)	(24,829)
SPDR® S&P 500® ETF Trust	(225)	(60,961)
VanEck Vectors Semiconductor ETF	(532)	(57,025)
Vanguard Real Estate ETF	(1,110)	(87,568)
		(339,296)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $337,978)		(339,296)
TOTAL SECURITIES SOLD SHORT (Proceeds $969,204)		$(983,429)

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Call Options
Aetna, Inc.	06/2018	$175.00	$(17,613)	(1)	$(342)
Envision Healthcare Corp.	06/2018	50.00	(8,576)	(2)	(55)
NXP Semiconductors N.V.:
	06/2018	119.00	(11,400)	(1)	(52)
	06/2018	120.00	(11,400)	(1)	(185)
	08/2018	115.00	(22,800)	(2)	(1,650)
	08/2018	120.00	(11,400)	(1)	(495)
See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
SPDR S&P 500 ETF Trust	06/2018	$270.00	$(81,282)	(3)	$(917)
Time Warner, Inc.	07/2018	100.00	(17,613)	(1)	(110)
TOTAL WRITTEN CALL OPTIONS (Premiums received $3,112)					(3,806)
Written Put Options
NXP Semiconductors N.V.:
	07/2018	105.00	(22,800)	(2)	(1,050)
	08/2018	90.00	(136,800)	(12)	(3,480)
	08/2018	95.00	(34,200)	(3)	(1,005)
	08/2018	100.00	(11,400)	(1)	(440)
SPDR S&P 500 ETF Trust:
	06/2018	270.00	(54,188)	(2)	(96)
	06/2018	272.00	(27,094)	(1)	(145)
	07/2018	255.00	(54,188)	(2)	(303)
VanEck Vectors Semiconductor ETF	06/2018	108.00	(10,719)	(1)	(102)
TOTAL WRITTEN PUT OPTIONS (Premiums received $7,402)					(6,621)
TOTAL WRITTEN OPTIONS (Premiums received $10,514)					$(10,427)

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co.	Firstgroup Plc	Paid 1 Month- LIBOR plus 90 bps	04/12/2019	$—	$—	$—	$(2,985)	$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	1,050	USD	1,228	Goldman Sachs & Co.	06/14/2018	$16
USD	139,086	EUR	118,890	Goldman Sachs & Co.	06/14/2018	8,072
						$8,088

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
EUR	52,850	USD	61,828	Goldman Sachs & Co.	06/14/2018	$(1,247)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	9.09%
Germany	3.82%
United Kingdom	1.08%
United States	95.75%
Liabilities in Excess of Other Assets	(9.74)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

ETF - Exchange-Traded Fund

EUR - Euro

KGaA - Kommanditgesellschaft Auf Aktien is a German corporate designation that refers to a limited partnership.

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR - Non-Voting Depository Receipt

Plc - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

The following table summarizes The Arbitrage Tactical Equity Fund's investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Auto Parts & Equipment	$—	$—	$27,550	$27,550
Beverages	178,950	—	—	178,950
Biotechnology	20,344	—	—	20,344
Chemicals	210,559	—	—	210,559
Commercial Services	86,819	—	—	86,819
Computers & Computer Services	71,661	—	—	71,661
Construction Materials	38,203	—	—	38,203
Food	26,158	—	—	26,158
Healthcare - Services	136,072	—	27,015	163,087
Lodging	128,448	—	—	128,448
Media	113,474	—	15,552	129,026
Miscellaneous Manufacturing	76,749	—	—	76,749
Office/Business Equip	43,868	—	—	43,868
Pharmaceuticals	86,225	—	—	86,225
Real Estate Investment Trusts	256,093	—	—	256,093
Retail	59,131	—	—	59,131
Semiconductors	200,754	—	—	200,754
Software	34,878	—	—	34,878
Transportation	33,060	—	—	33,060
Exchange-Traded Funds	30,603	—	—	30,603
Corporate Bonds**	—	45,751	—	45,751
Convertible Corporate Bonds**	—	46,904	—	46,904
Mutual Funds	126,002	—	—	126,002
Purchased Options	27,907	—	—	27,907
Short-Term Investments	274,192	—	—	274,192
TOTAL	$2,260,150	$92,655	$70,117	$2,422,922
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$8,088	$—	$8,088
Liabilities
Common Stocks**	(644,133)	—	—	(644,133)
Exchange-Traded Funds	(339,296)	—	—	(339,296)
Written Options	(10,427)	—	—	(10,427)
Forward Foreign Currency Exchange Contracts	—	(1,247)	—	(1,247)
TOTAL	$(993,856)	$6,841	$—	$(987,015)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund  Portfolio of Investments (continued)

May 31, 2018

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2018:

Investments in Securities	Balance as of May 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2018	Net change in Unrealized Appreciation included in the Statement of Operations attributable to Level 3 investments held at May 31, 2018
Common Stock	$71,229	$—	$(1,112)	$—	$—	$—	$—	$70,117	$(1,112)
Total	$71,229	$—	$(1,112)	$—	$—	$—	$—	$70,117	$(1,112)

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2018:

Investments in Securities	Fair Value at May 31, 2018	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$70,117	Deal Value	Final determination	$10-$32.81	$15.35
			on Dissent

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
ASSETS
Investments:
At cost of unaffiliated investments	$1,766,393,857	$148,527,793
At cost of affiliated investments	$15,076,942	$—
At fair value of unaffiliated investments (Note 2)	$1,792,091,433	$150,388,051
At fair value of affiliated investments (Note 2)	$15,108,035	$—
Cash	—	317
Deposits with brokers for securities sold short (Note 2)	348,235,917	42,032,508
Segregated cash for swaps (Note 2)	550,099	1,701,014
Receivable for investment securities sold	37,612,317	9,319,954
Receivable for capital shares sold	2,494,150	105,014
Unrealized appreciation on forward foreign currency exchange contracts (Note 8)	26,982,694	1,255,910
Unrealized appreciation on swap contracts	19,040	—
Dividends and interest receivable	2,338,309	514,031
Receivable due from Adviser (Note 5)	—	—
Prepaid expenses and other assets	1,680,654	69,166
Total Assets	2,227,112,648	205,385,965
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $355,495,013, $43,179,951, $7,618,738 and $969,204)	360,913,218	43,778,185
Due to bank	—	—
Written options, at value (Note 2) (premiums received $8,759,062, $893,398, $57,637 and $10,514)	8,711,539	780,546
Line of credit payable (Note 4)	—	—
Payable for investment securities purchased	70,441,706	9,638,654
Unrealized depreciation on forward foreign currency exchange contracts (Note 8)	9,361,818	528,229
Payable for capital shares redeemed	1,661,358	79,277
Payable to Adviser (Note 5)	1,567,667	87,185
Dividends payable on securities sold short (Note 2)	1,211,809	44,843
Payable to Distributor (Note 5)	69,982	10,686
Payable to Administrator (Note 5)	62,185	9,644
Payable to Transfer Agent (Note 5)	217,115	39,028
Payable to Custodian	74,868	24,736
Income distribution payable	—	—
Interest expense payable	—	46,367
Interest payable on swap contracts	17,769	1,768
Audit and legal fees payable	127,308	23,326
Payable to Trustees	18,530	13,974
Chief Compliance Officer Fees payable (Note 5)	20,625	2,576
Chief Financial Officer Fees payable (Note 5)	5,387	990
Other accrued expenses and liabilities	66,487	16,857
Total Liabilities	454,549,371	55,126,871
NET ASSETS	$1,772,563,277	$150,259,094
NET ASSETS CONSIST OF:
Paid-in capital	$1,772,671,923	$209,103,532
Accumulated net investment income (loss)	(13,595,408)	137,554
Accumulated net realized loss on investments, swap contracts, securities sold short, written option contracts and foreign currencies	(24,864,661)	(61,084,704)
Net unrealized appreciation on investments, swap contracts, securities sold short, written option contracts and translation of assets and liabilities denominated in foreign currencies	38,351,423	2,102,712
NET ASSETS	$1,772,563,277	$150,259,094

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Assets and Liabilities

May 31, 2018

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
ASSETS
Investments:
At cost of unaffiliated investments	$50,418,648	$2,374,496
At cost of affiliated investments	$—	$—
At fair value of unaffiliated investments (Note 2)	$50,724,783	$2,422,922
At fair value of affiliated investments (Note 2)	$—	$—
Cash	—	—
Deposits with brokers for securities sold short (Note 2)	7,385,296	905,990
Segregated cash for swaps (Note 2)	—	1,047
Receivable for investment securities sold	1,589,385	332,375
Receivable for capital shares sold	50,754	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 8)	55,847	8,088
Unrealized appreciation on swap contracts	—	—
Dividends and interest receivable	891,331	3,934
Receivable due from Adviser (Note 5)	—	19,486
Prepaid expenses and other assets	24,069	5,323
Total Assets	60,721,465	3,699,165
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $355,495,013, $43,179,951, $7,618,738 and $969,204)	7,539,545	983,429
Due to bank	180	—
Written options, at value (Note 2) (premiums received $8,759,062, $893,398, $57,637 and $10,514)	30,305	10,427
Line of credit payable (Note 4)	4,000,000	—
Payable for investment securities purchased	2,387,296	445,987
Unrealized depreciation on forward foreign currency exchange contracts (Note 8)	102	1,247
Payable for capital shares redeemed	56,914	—
Payable to Adviser (Note 5)	24,047	—
Dividends payable on securities sold short (Note 2)	—	668
Payable to Distributor (Note 5)	2,658	12
Payable to Administrator (Note 5)	4,570	2,204
Payable to Transfer Agent (Note 5)	6,245	267
Payable to Custodian	2,556	12,576
Income distribution payable	1,901	—
Interest expense payable	91,424	—
Interest payable on swap contracts	—	—
Audit and legal fees payable	17,993	14,878
Payable to Trustees	13,683	13,559
Chief Compliance Officer Fees payable (Note 5)	351	37
Chief Financial Officer Fees payable (Note 5)	715	589
Other accrued expenses and liabilities	7,602	5,445
Total Liabilities	14,188,087	1,491,325
NET ASSETS	$46,533,378	$2,207,840
NET ASSETS CONSIST OF:
Paid-in capital	$49,139,833	$2,185,902
Accumulated net investment income (loss)	9,713	(6,841)
Accumulated net realized loss on investments, swap contracts, securities sold short, written option contracts and foreign currencies	(3,084,189)	(12,348)
Net unrealized appreciation on investments, swap contracts, securities sold short, written option contracts and translation of assets and liabilities denominated in foreign currencies	468,021	41,127
NET ASSETS	$46,533,378	$2,207,840

Annual Report | May 31, 2018

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$222,308,734	$45,382,589
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,571,601	4,799,078
Net asset value and offering price per share(a)	$12.65	$9.46
CLASS I SHARES:
Net assets applicable to Class I shares	$1,510,597,515	$103,000,579
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	115,932,810	10,803,015
Net asset value and offering price per share(a)	$13.03	$9.53
CLASS C SHARES:
Net assets applicable to Class C shares	$22,917,317	$1,174,992
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,891,309	126,843
Net asset value and offering price per share(a)	$12.12	$9.26
CLASS A SHARES:
Net assets applicable to Class A shares	$16,739,711	$700,934
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,324,984	74,080
Net asset value and offering price per share(a)	$12.63	$9.46
Maximum offering price per share (NAV/(100% — maximum sales charge))	$12.95	$9.78
Maximum sales charge	2.50%	3.25%

(a)  Redemption price varies based on length of time held (Note 1).

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Assets and Liabilities

May 31, 2018

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$9,533,450	$10,220
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	975,457	1,010
Net asset value and offering price per share(a)	$9.77	$10.12
CLASS I SHARES:
Net assets applicable to Class I shares	$36,206,824	$2,177,182
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,721,960	215,059
Net asset value and offering price per share(a)	$9.73	$10.12
CLASS C SHARES:
Net assets applicable to Class C shares	$640,195	$10,218
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	65,736	1,010
Net asset value and offering price per share(a)	$9.74	$10.12
CLASS A SHARES:
Net assets applicable to Class A shares	$152,909	$10,220
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	15,723	1,009
Net asset value and offering price per share(a)	$9.73	$10.12	(b)
Maximum offering price per share (NAV/(100% — maximum sales charge))	$10.06	$10.46
Maximum sales charge	3.25%	3.25%

Annual Report | May 31, 2018

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
INVESTMENT INCOME
Dividend income	$32,007,176	$1,770,216
Dividend income from affiliated investments	76,942	—
Foreign taxes withheld on dividends	(254,742)	(20,073)
Interest income	2,076,308	1,475,431
Securities lending income	63,250	845
Non-cash dividends	4,593,303	372,482
Total Investment Income	38,562,237	3,598,901
EXPENSES
Investment advisory fees (Note 5)	19,706,197	1,796,999
Distribution and service fees (Note 5)
Class R	680,090	124,682
Class C	250,532	14,043
Class A	31,257	1,864
Administrative fees (Note 5)	372,639	47,536
Chief Compliance Officer fees (Note 5)	255,264	20,189
Trustees' fees	115,825	91,648
Dividend expense	7,922,170	638,734
Interest rebate expense	—	—
Transfer agent fees (Note 5)	1,384,383	339,959
Custodian and bank service fees	431,014	128,262
Registration and filing fees	90,758	58,845
Printing of shareholder reports	157,161	49,005
Professional fees	315,750	38,530
Line of credit interest expense (Note 4)	226,921	38,761
Insurance expense	88,650	7,600
Chief Financial Officer fees (Note 5)	62,613	11,229
Other expenses	81,541	92,305
Total Expenses	32,172,765	3,500,191
Fees waived by the Adviser, Class R (Note 5)	(12,751)	(212,683)
Fees waived by the Adviser, Class I (Note 5)	(88,871)	(390,120)
Fees waived by the Adviser, Class C (Note 5)	(1,343)	(5,981)
Fees waived by the Adviser, Class A (Note 5)	(786)	(3,178)
Net Expenses	32,069,014	2,888,229
NET INVESTMENT INCOME (LOSS)	6,493,223	710,672

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Operations

For the Year Ended May 31, 2018

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
INVESTMENT INCOME
Dividend income	$84,542	$25,730
Dividend income from affiliated investments	—	—
Foreign taxes withheld on dividends	—	(756)
Interest income	2,083,043	9,879
Securities lending income	1,038	—
Non-cash dividends	—	5,364
Total Investment Income	2,168,623	40,217
EXPENSES
Investment advisory fees (Note 5)	537,198	26,816
Distribution and service fees (Note 5)
Class R	33,239	26
Class C	8,142	102
Class A	513	26
Administrative fees (Note 5)	28,868	12,615
Chief Compliance Officer fees (Note 5)	7,356	300
Trustees' fees	90,371	89,649
Dividend expense	224,391	14,066
Interest rebate expense	6,449	—
Transfer agent fees (Note 5)	40,339	2,065
Custodian and bank service fees	18,470	72,568
Registration and filing fees	58,199	12,787
Printing of shareholder reports	11,656	1,016
Professional fees	23,592	15,173
Line of credit interest expense (Note 4)	8,196	68
Insurance expense	2,644	87
Chief Financial Officer fees (Note 5)	8,573	7,045
Other expenses	15,996	9,021
Total Expenses	1,124,192	263,430
Fees waived by the Adviser, Class R (Note 5)	(42,333)	(1,030)
Fees waived by the Adviser, Class I (Note 5)	(126,190)	(215,161)
Fees waived by the Adviser, Class C (Note 5)	(2,587)	(1,030)
Fees waived by the Adviser, Class A (Note 5)	(655)	(1,030)
Net Expenses	952,427	45,179
NET INVESTMENT INCOME (LOSS)	1,216,196	(4,962)

Annual Report | May 31, 2018

The Arbitrage Funds

	The Arbitrage Fund	The Arbitrage Event-Driven Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	$40,054,475	$7,068,491
Purchased option contracts	1,192,356	176,327
Swap contracts	3,039,770	491,212
Securities sold short	(44,952,162)	(7,058,252)
Written option contracts	5,899,696	990,890
Forward currency contracts	(11,729,216)	(391,883)
Foreign currency transactions (Note 8)	(3,771,261)	(299,434)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,338,832	(117,598)
Affiliated investments	31,093	—
Purchased option contracts	641,174	(47,796)
Swap contracts	19,040	—
Securities sold short	(11,177,824)	(102,711)
Written option contracts	313,012	124,180
Forward currency contracts	18,928,428	731,389
Foreign currency transactions (Note 8)	247,641	(9,009)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	1,075,054	1,555,806
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,568,277	$2,266,478

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Operations

For the Year Ended May 31, 2018

	The Arbitrage Credit Opportunities Fund	The Arbitrage Tactical Equity Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	$(337,585)	$213,124
Purchased option contracts	(9,095)	4,811
Swap contracts	—	5,809
Securities sold short	274,941	(214,152)
Written option contracts	15,814	24,527
Forward currency contracts	24,779	(11,998)
Foreign currency transactions (Note 8)	3,357	(1,038)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	634,951	2,002
Affiliated investments	—	—
Purchased option contracts	2,224	(2,070)
Swap contracts	—	—
Securities sold short	(84,809)	2,021
Written option contracts	18,059	177
Forward currency contracts	55,745	10,251
Foreign currency transactions (Note 8)	(384)	(133)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	597,997	33,331
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,814,193	$28,369

Annual Report | May 31, 2018

The Arbitrage Funds

	The Arbitrage Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$6,493,223	$(14,830,252)
Net realized gains (losses) from:
Unaffiliated investments	40,054,475	101,364,828
Purchased option contracts	1,192,356	2,853,110
Swap contracts	3,039,770	1,858,269
Securities sold short	(44,952,162)	(44,011,784)
Written option contracts	5,899,696	4,796,325
Forward currency contracts	(11,729,216)	13,100,442
Foreign currency transactions	(3,771,261)	(2,488,898)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,338,832	(22,413,145)
Affiliated investments	31,093	—
Purchased option contracts	641,174	246,353
Swap contracts	19,040	—
Securities sold short	(11,177,824)	21,034,735
Written option contracts	313,012	(271,909)
Forward currency contracts	18,928,428	(1,720,704)
Foreign currency transactions	247,641	40,435
Net increase in net assets resulting from operations	7,568,277	59,557,805
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(1,534,226)	—
Distributions from net investment income, Class I	(15,683,047)	—
Distributions from net investment income, Class C	(2,577)	—
Distributions from net investment income, Class A	(93,341)	—
NET REALIZED GAINS
Distributions from net realized gains, Class R	(6,378,717)	(3,358,948)
Distributions from net realized gains, Class I	(42,853,398)	(12,685,437)
Distributions from net realized gains, Class C	(726,286)	(272,256)
Distributions from net realized gains, Class A	(325,555)	(87,176)
Decrease in net assets from distributions to shareholders	(67,597,147)	(16,403,817)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	777,369,604	630,766,572
Shares issued in reinvestment of distributions	49,184,317	12,430,707
Proceeds from redemption fees collected (Note 2)	4,227	5,567
Payments for shares redeemed	(863,324,352)	(685,347,494)
Net increase (decrease) in net assets from capital share transactions	(36,766,204)	(42,144,648)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,795,074)	1,009,340
NET ASSETS:
Beginning of year	1,869,358,351	1,868,349,011
End of year*	$1,772,563,277	$1,869,358,351
* Including accumulated net investment income (loss) of:	$(13,595,408)	$1,436,277

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Changes in Net Assets

	The Arbitrage Event-Driven Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$710,672	$(539,607)
Net realized gains (losses) from:
Unaffiliated investments	7,068,491	12,158,851
Purchased option contracts	176,327	(656,442)
Swap contracts	491,212	201,222
Securities sold short	(7,058,252)	(5,127,247)
Written option contracts	990,890	893,281
Forward currency contracts	(391,883)	972,246
Foreign currency transactions	(299,434)	(162,623)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(117,598)	(2,482,526)
Affiliated investments	—	—
Purchased option contracts	(47,796)	8,695
Swap contracts	—	383
Securities sold short	(102,711)	714,902
Written option contracts	124,180	(9,522)
Forward currency contracts	731,389	(3,708)
Foreign currency transactions	(9,009)	194,534
Net increase in net assets resulting from operations	2,266,478	6,162,439
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(119,357)	—
Distributions from net investment income, Class I	(608,995)	—
Distributions from net investment income, Class C	—	—
Distributions from net investment income, Class A	(1,916)	—
NET REALIZED GAINS
Distributions from net realized gains, Class R	—	—
Distributions from net realized gains, Class I	—	—
Distributions from net realized gains, Class C	—	—
Distributions from net realized gains, Class A	—	—
Decrease in net assets from distributions to shareholders	(730,268)	—
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	62,289,254	23,299,478
Shares issued in reinvestment of distributions	616,739	—
Proceeds from redemption fees collected (Note 2)	201	78
Payments for shares redeemed	(55,109,703)	(68,404,216)
Net increase (decrease) in net assets from capital share transactions	7,796,491	(45,104,660)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,332,701	(38,942,221)
NET ASSETS:
Beginning of year	140,926,393	179,868,614
End of year*	$150,259,094	$140,926,393
* Including accumulated net investment income (loss) of:	$137,554	$(192,656)

Annual Report | May 31, 2018

The Arbitrage Funds

	The Arbitrage Credit Opportunities Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$1,216,196	$1,428,928
Net realized gains (losses) from:
Unaffiliated investments	(337,585)	1,261,159
Purchased option contracts	(9,095)	(280,859)
Swap contracts	—	—
Securities sold short	274,941	(1,040,241)
Written option contracts	15,814	185,291
Forward currency contracts	24,779	(24,467)
Foreign currency transactions	3,357	23,924
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	634,951	(1,099,294)
Affiliated investments	—	—
Purchased option contracts	2,224	39,747
Swap contracts	—	—
Securities sold short	(84,809)	971,998
Written option contracts	18,059	(21,529)
Forward currency contracts	55,745	25,632
Foreign currency transactions	(384)	(84)
Net increase in net assets resulting from operations	1,814,193	1,470,205
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(303,919)	(324,446)
Distributions from net investment income, Class I	(1,078,145)	(1,264,244)
Distributions from net investment income, Class C	(10,515)	(17,244)
Distributions from net investment income, Class A	(8,084)	(2,874)
NET REALIZED GAINS
Distributions from net realized gains, Class R	—	—
Distributions from net realized gains, Class I	—	—
Distributions from net realized gains, Class C	—	—
Distributions from net realized gains, Class A	—	—
Decrease in net assets from distributions to shareholders	(1,400,663)	(1,608,808)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	14,355,166	13,064,982
Shares issued in reinvestment of distributions	1,314,693	1,420,267
Proceeds from redemption fees collected (Note 2)	—	80
Payments for shares redeemed	(26,804,020)	(12,835,516)
Net increase (decrease) in net assets from capital share transactions	(11,134,161)	1,649,813
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,720,631)	1,511,210
NET ASSETS:
Beginning of year	57,254,009	55,742,799
End of year*	$46,533,378	$57,254,009
* Including accumulated net investment income (loss) of:	$9,713	$40,824

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Changes in Net Assets

	The Arbitrage Tactical Equity Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$(4,962)	$(31,021)
Net realized gains (losses) from:
Unaffiliated investments	213,124	220,210
Purchased option contracts	4,811	(11,918)
Swap contracts	5,809	1,769
Securities sold short	(214,152)	(102,583)
Written option contracts	24,527	17,471
Forward currency contracts	(11,998)	8,574
Foreign currency transactions	(1,038)	155
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,002	32,896
Affiliated investments	—	—
Purchased option contracts	(2,070)	78
Swap contracts	—	—
Securities sold short	2,021	(10,212)
Written option contracts	177	(917)
Forward currency contracts	10,251	(5,570)
Foreign currency transactions	(133)	129
Net increase in net assets resulting from operations	28,369	119,061
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	—	—
Distributions from net investment income, Class I	—	—
Distributions from net investment income, Class C	—	—
Distributions from net investment income, Class A	—	—
NET REALIZED GAINS
Distributions from net realized gains, Class R	—	—
Distributions from net realized gains, Class I	—	—
Distributions from net realized gains, Class C	—	—
Distributions from net realized gains, Class A	—	—
Decrease in net assets from distributions to shareholders	—	—
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	135,037	641,626
Shares issued in reinvestment of distributions	—	—
Proceeds from redemption fees collected (Note 2)	—	—
Payments for shares redeemed	(34,125)	(11,950)
Net increase (decrease) in net assets from capital share transactions	100,912	629,676
TOTAL INCREASE (DECREASE) IN NET ASSETS	129,281	748,737
NET ASSETS:
Beginning of year	2,078,559	1,329,822
End of year*	$2,207,840	$2,078,559
* Including accumulated net investment income (loss) of:	$(6,841)	$(3,868)

Annual Report | May 31, 2018

The Arbitrage Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of period	$13.06		$12.78		$12.97	$12.58	$12.50
Income (loss) from investment operations
Net investment income (loss)(a)	0.05		(0.13	)(b)	(0.06)	(0.11)	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.01	)(d)	0.53	(c)	0.17	0.53	0.23
Total from investment operations	0.04		0.40		0.11	0.42	0.14
Less distributions
From net investment income	(0.09)		–		–	–	–
From net realized gains	(0.36)		(0.12)		(0.30)	(0.03)	(0.06)
Total distributions	(0.45)		(0.12)		(0.30)	(0.03)	(0.06)
Proceeds from redemption fees collected(e)	0.00		0.00		0.00	0.00	0.00
Net asset value, end of period	$12.65		$13.06		$12.78	$12.97	$12.58
Total return(f)	0.31%		3.17%		0.87%	3.35%	1.10%
Net assets, end of period (in 000s)	$222,309		$340,353		$433,936	$500,440	$760,750
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	1.91%		1.87	%(b)	1.88%	2.31%	2.17%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.90%		1.87	%(b)	1.88%	2.31%	2.17%
Net investment income (loss)	0.41%		(1.00	%)(b)	(0.51%)	(0.87%)	(0.70%)
Portfolio turnover rate	362%		363%		321%	514%	462%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(d)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.42%, 0.36%, 0.34%, 0.68% and 0.60% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.07%, 0.18% and 0.12% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.47%, 1.48%, 1.47%, 1.45% and 1.45% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of period	$13.46	$13.13		$13.28	$12.86	$12.74
Income (loss) from investment operations
Net investment income (loss)(a)	0.05	(0.10	)(b)	(0.03)	(0.09)	(0.05)
Net realized and unrealized gains on investments and foreign currencies	0.01	0.55	(c)	0.18	0.54	0.23
Total from investment operations	0.06	0.45		0.15	0.45	0.18
Less distributions
From net investment income	(0.13)	–		–	–	–
From net realized gains	(0.36)	(0.12)		(0.30)	(0.03)	(0.06)
Total distributions	(0.49)	(0.12)		(0.30)	(0.03)	(0.06)
Proceeds from redemption fees collected(d)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$13.03	$13.46		$13.13	$13.28	$12.86
Total return(e)	0.50%	3.47%		1.16%	3.51%	1.39%
Net assets, end of period (in 000s)	$1,510,598	$1,492,094		$1,395,178	$1,514,685	$1,712,120
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.66%	1.62	%(b)	1.63%	2.06%	1.92%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.65%	1.62	%(b)	1.63%	2.06%	1.92%
Net investment income (loss)	0.35%	(0.76	%)(b)	(0.24%)	(0.65%)	(0.42%)
Portfolio turnover rate	362%	363%		321%	514%	462%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.42%, 0.36%, 0.34%, 0.68% and 0.60% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.07%, 0.18% and 0.12% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.22%, 1.23%, 1.22%, 1.20% and 1.20% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of period	$12.54		$12.37		$12.65	$12.37	$12.38
Income (loss) from investment operations
Net investment loss(a)	(0.07	)(b)	(0.22	)(c)	(0.16)	(0.20)	(0.18)
Net realized and unrealized gains on investments and foreign currencies	0.01		0.51	(d)	0.18	0.51	0.23
Total from investment operations	(0.06)		0.29		0.02	0.31	0.05
Less distributions
From net investment income	(0.00	)(e)	–		–	–	–
From net realized gains	(0.36)		(0.12)		(0.30)	(0.03)	(0.06)
Total distributions	(0.36)		(0.12)		(0.30)	(0.03)	(0.06)
Proceeds from redemption fees collected	–		–		–	–	–
Net asset value, end of period	$12.12		$12.54		$12.37	$12.65	$12.37
Total return(f)	(0.45%)		2.38%		0.18%	2.52%	0.38%
Net assets, end of period (in 000s)	$22,917		$26,900		$30,814	$32,958	$33,589
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.66%		2.62	%(c)	2.63%	3.06%	2.92%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.65%		2.62	%(c)	2.63%	3.06%	2.92%
Net investment loss	(0.56%)		(1.76	%)(c)	(1.28%)	(1.60%)	(1.45%)
Portfolio turnover rate	362%		363%		321%	514%	462%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.42%, 0.36%, 0.34%, 0.68% and 0.60% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.07%, 0.18% and 0.12% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.22%, 2.23%, 2.22%, 2.20% and 2.20% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016	2015	2014(a)
Net asset value, beginning of period	$13.07	$12.79		$12.97	$12.59	$12.50
Income (loss) from investment operations
Net investment income (loss)(b)	– (e)	(0.13	)(c)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gains on investments and foreign currencies	0.02	0.53	(d)	0.19	0.50	0.24
Total from investment operations	0.02	0.40		0.12	0.41	0.15
Less distributions
From net investment income	(0.10)	–		–	–	–
From net realized gains	(0.36)	(0.12)		(0.30)	(0.03)	(0.06)
Total distributions	(0.46)	(0.12)		(0.30)	(0.03)	(0.06)
Proceeds from redemption fees collected	–	–		–	–	0.00 (e)
Net asset value, end of period	$12.63	$13.07		$12.79	$12.97	$12.59
Total return(f)	0.21%	3.17%		0.95%	3.27%	1.18%
Net assets, end of period (in 000s)	$16,740	$10,012		$8,421	$17,458	$6,655
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	1.91%	1.87	%(c)	1.87%	2.31%	2.18%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.90%	1.87	%(c)	1.87%	2.31%	2.18%
Net investment loss	(0.01%)	(1.02	%)(c)	(0.56%)	(0.70%)	(0.69%)
Portfolio turnover rate	362%	363%		321%	514%	462%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.42%, 0.36%, 0.33%, 0.68% and 0.60% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.07%, 0.18% and 0.12% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.47%, 1.48%, 1.47%, 1.45% and 1.46% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$9.34	$8.98		$9.73		$10.29	$9.80
Income (loss) from investment operations
Net investment income (loss)(a)	0.06	(0.04	)(b)	(0.02)		0.04	0.10
Net realized and unrealized gains (losses) on investments and foreign currencies	0.09	0.40	(c)	(0.53)		(0.36)	0.46
Total from investment operations	0.15	0.36		(0.55)		(0.32)	0.56
Less distributions
From net investment income	(0.03)	–		(0.20)		(0.08)	(0.06)
From net realized gains	–	–		(0.00	)(d)	(0.16)	(0.01)
Total distributions	(0.03)	–		(0.20)		(0.24)	(0.07)
Proceeds from redemption fees collected(d)	0.00	0.00		0.00		0.00	0.00
Net asset value, end of period	$9.46	$9.34		$8.98		$9.73	$10.29
Total return(e)	1.56%	4.01%		(5.55%)		(3.12%)	5.75%
Net assets, end of period (in 000s)	$45,383	$70,277		$80,114		$195,014	$204,055
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.59%	2.56	%(b)	2.62%		2.52%	2.33%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	2.16%	2.26%		2.46%		2.50%	2.31%
Net investment income (loss)	0.58%	(0.45	%)(b)	(0.27%)		0.37%	1.04%
Portfolio turnover rate	421%	409%		350%		451%	340%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.44%, 0.53%, 0.58%, 0.55% and 0.49% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.04%, 0.19%, 0.26% and 0.13% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$9.43	$9.04		$9.81		$10.37	$9.86
Income (loss) from investment operations
Net investment income (loss)(a)	0.04	(0.02	)(b)	(0.02)		0.06	0.13
Net realized and unrealized gains (losses) on investments and foreign currencies	0.12	0.41	(c)	(0.51)		(0.37)	0.46
Total from investment operations	0.16	0.39		(0.53)		(0.31)	0.59
Less distributions
From net investment income	(0.06)	–		(0.24)		(0.09)	(0.07)
From net realized gains	–	–		(0.00	)(d)	(0.16)	(0.01)
Total distributions	(0.06)	–		(0.24)		(0.25)	(0.08)
Proceeds from redemption fees collected(d)	0.00	0.00		0.00		0.00	0.00
Net asset value, end of period	$9.53	$9.43		$9.04		$9.81	$10.37
Total return(e)	1.69%	4.31%		(5.27%)		(2.96%)	6.02%
Net assets, end of period (in 000s)	$103,001	$68,272		$95,155		$390,102	$290,999
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.34%	2.31	%(b)	2.37%		2.27%	2.11%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.91%	2.01%		2.21%		2.25%	2.06%
Net investment income (loss)	0.46%	(0.22	%)(b)	(0.26%)		0.62%	1.31%
Portfolio turnover rate	421%	409%		350%		451%	340%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.44%, 0.53%, 0.58%, 0.55% and 0.49% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.04%, 0.19%, 0.26% and 0.13% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Event-Driven Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$9.19		$8.91		$9.62		$10.22	$9.78
Income (loss) from investment operations
Net investment income (loss)(a)	(0.03	)(b)	(0.11	)(c)	(0.09)		(0.04)	0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	0.10		0.39	(d)	(0.50)		(0.36)	0.46
Total from investment operations	0.07		0.28		(0.59)		(0.40)	0.49
Less distributions
From net investment income	–		–		(0.12)		(0.04)	(0.04)
From net realized gains	–		–		(0.00	)(e)	(0.16)	(0.01)
Total distributions	–		–		(0.12)		(0.20)	(0.05)
Net asset value, end of period	$9.26		$9.19		$8.91		$9.62	$10.22
Total return(f)	0.76%		3.14%		(6.14%)		(3.95%)	5.05%
Net assets, end of period (in 000s)	$1,175		$1,567		$2,538		$5,020	$4,232
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	3.34%		3.31	%(c)	3.37%		3.27%	3.12%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.91%		3.01%		3.21%		3.25%	3.06%
Net investment income (loss)	(0.34%)		(1.26	%)(c)	(0.95%)		(0.37%)	0.32%
Portfolio turnover rate	421%		409%		350%		451%	340%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.44%, 0.53%, 0.59%, 0.55% and 0.49% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.04%, 0.18%, 0.26% and 0.13% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.44%, 2.44%, 2.44%, 2.44% and 2.44% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.
See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016		2015	2014(a)
Net asset value, beginning of period	$9.35	$8.98		$9.73		$10.30	$9.80
Income (loss) from investment operations
Net investment income (loss)(b)	0.04	(0.05	)(c)	(0.03)		0.03	0.10
Net realized and unrealized gains (losses) on investments and foreign currencies	0.10	0.42	(d)	(0.52)		(0.36)	0.47
Total from investment operations	0.14	0.37		(0.55)		(0.33)	0.57
Less distributions
From net investment income	(0.03)	–		(0.20)		(0.08)	(0.06)
From net realized gains	–	–		(0.00	)(e)	(0.16)	(0.01)
Total distributions	(0.03)	–		(0.20)		(0.24)	(0.07)
Proceeds from redemption fees collected	–	–		–		–	0.00 (e)
Net asset value, end of period	$9.46	$9.35		$8.98		$9.73	$10.30
Total return(f)	1.49%	4.12%		(5.54%)		(3.22%)	5.85%
Net assets, end of period (in 000s)	$701	$810		$2,062		$5,341	$3,830
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.59%	2.56	%(c)	2.63%		2.52%	2.36%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.16%	2.26%		2.47%		2.50%	2.31%
Net investment income (loss)	0.41%	(0.53	%)(c)	(0.28%)		0.35%	0.98%
Portfolio turnover rate	421%	409%		350%		451%	340%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.44%, 0.53%, 0.59%, 0.55% and 0.49% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.04%, 0.19%, 0.26% and 0.13% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of period	$9.67	$9.69		$9.95	$10.28	$10.18
Income (loss) from investment operations
Net investment income(a)	0.20	0.23	(b)	0.25	0.28	0.40
Net realized and unrealized gains (losses) on investments and foreign currencies	0.12	0.01		(0.24)	(0.29)	0.08
Total from investment operations	0.32	0.24		0.01	(0.01)	0.48
Less distributions
From net investment income	(0.22)	(0.26)		(0.27)	(0.32)	(0.39)
Total distributions	(0.22)	(0.26)		(0.27)	(0.32)	(0.39)
Proceeds from redemption fees collected	–	0.00	(c)	–	0.00 (c)	0.01
Net asset value, end of period	$9.77	$9.67		$9.69	$9.95	$10.28
Total return(d)	3.21%	2.58%		0.10%	(0.10%)	4.99%
Net assets, end of period (in 000s)	$9,533	$11,935		$12,426	$22,728	$6,393
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	2.27%	1.96	%(b)	1.92%	2.27%	2.71%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.95%	1.66%		1.67%	2.03%	1.67%
Net investment income	2.09%	2.34	%(b)	2.62%	2.84%	3.97%
Portfolio turnover rate	314%	211%		181%	191%	181%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.42%, 0.16%, 0.03%, 0.06% and 0.10% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.00%, 0.14% , 0.47% and 0.07% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.50%, 1.50%, 1.50%, 1.50% and 1.50% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of period	$9.65	$9.67		$9.93	$10.25	$10.16
Income (loss) from investment operations
Net investment income(a)	0.23	0.25	(b)	0.27	0.33	0.42
Net realized and unrealized gains (losses) on investments and foreign currencies	0.11	0.02		(0.24)	(0.31)	0.08
Total from investment operations	0.34	0.27		0.03	0.02	0.50
Less distributions
From net investment income	(0.26)	(0.29)		(0.29)	(0.34)	(0.41)
Total distributions	(0.26)	(0.29)		(0.29)	(0.34)	(0.41)
Proceeds from redemption fees collected	–	–		–	0.00 (c)	0.00 (c)
Net asset value, end of period	$9.73	$9.65		$9.67	$9.93	$10.25
Total return(d)	3.61%	2.78%		0.30%	0.16%	5.08%
Net assets, end of period (in 000s)	$36,207	$44,159		$41,992	$46,118	$23,039
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	2.02%	1.71	%(b)	1.68%	2.04%	2.37%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.70%	1.41%		1.43%	1.78%	1.42%
Net investment income	2.34%	2.62	%(b)	2.84%	3.28%	4.16%
Portfolio turnover rate	314%	211%		181%	191%	181%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.42%, 0.16%, 0.04% 0.06% and 0.10% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.00%, 0.14%, 0.47% and 0.07% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.25%, 1.25%, 1.25%, 1.25% and 1.25% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Credit Opportunities Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of period	$9.62	$9.61		$9.89	$10.23	$10.17
Income (loss) from investment operations
Net investment income(a)	0.13	0.16	(b)	0.18	0.22	0.34
Net realized and unrealized gains (losses) on investments and foreign currencies	0.11	0.02		(0.25)	(0.30)	0.07
Total from investment operations	0.24	0.18		(0.07)	(0.08)	0.41
Less distributions
From net investment income	(0.12)	(0.17)		(0.21)	(0.26)	(0.35)
Total distributions	(0.12)	(0.17)		(0.21)	(0.26)	(0.35)
Net asset value, end of period	$9.74	$9.62		$9.61	$9.89	$10.23
Total return(c)	2.53%	1.83%		(0.72%)	(0.76%)	4.17%
Net assets, end of period (in 000s)	$640	$1,053		$1,220	$2,020	$716
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	3.02%	2.71	%(b)	2.68%	3.05%	3.37%
Net expenses after advisory fees waived and expenses reimbursed(d)(e)	2.70%	2.41%		2.43%	2.78%	2.42%
Net investment income	1.38%	1.69	%(b)	1.92%	2.24%	3.37%
Portfolio turnover rate	314%	211%		181%	191%	181%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Dividend expense totaled 0.42%, 0.16%, 0.04%, 0.06% and 0.10% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.00%, 0.14%, 0.47% and 0.07% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(e)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.25%, 2.25%, 2.25%, 2.25% and 2.25% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2018	2017		2016	2015	2014(a)
Net asset value, beginning of period	$9.66	$9.67		$9.93	$10.25	$10.18
Income (loss) from investment operations
Net investment income(b)	0.17	0.23	(c)	0.25	0.29	0.39
Net realized and unrealized gains (losses) on investments and foreign currencies	0.14	0.02		(0.25)	(0.29)	0.09
Total from investment operations	0.31	0.25		–	–	0.48
Less distributions
From net investment income	(0.24)	(0.26)		(0.26)	(0.32)	(0.41)
Total distributions	(0.24)	(0.26)		(0.26)	(0.32)	(0.41)
Net asset value, end of period	$9.73	$9.66		$9.67	$9.93	$10.25
Total return(d)	3.10%	2.58%		0.02%	(0.01%)	4.86%
Net assets, end of period (in 000s)	$153	$107		$104	$630	$28
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	2.27%	1.96	%(c)	1.91%	2.29%	2.77%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.95%	1.66%		1.66%	2.03%	1.67%
Net investment income	1.81%	2.35	%(c)	2.62%	2.95%	3.89%
Portfolio turnover rate	314%	211%		181%	191%	181%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.42%, 0.16%, 0.02%, 0.06% and 0.10% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.03%, 0.00%, 0.14%, 0.47% and 0.07% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.50%, 1.50%, 1.50%, 1.50% and 1.50% of average net assets for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,				Period Ended May 31,
	2018	2017		2016	2015(a)
Net asset value, beginning of period	$9.99	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.05)	(0.20	)(c)	(0.03)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.18	0.88		(0.69)	0.22
Total from investment operations	0.13	0.68		(0.72)	0.12
Less distributions
From net realized gains	–	–		(0.09)	–
Total distributions	–	–		(0.09)	–
Net asset value, end of period	$10.12	$9.99		$9.31	$10.12
Total return(d)	1.30%	7.30%		(7.12%)	1.20	%(e)
Net assets, end of period (in 000s)	$10	$10		$9	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	12.52%	15.85	%(c)	20.24%	44.48	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.35%	2.66%		2.62%	2.85	%(f)
Net investment loss	(0.47%)	(2.14	%)(c)	(0.34%)	(2.35	%)(f)
Portfolio turnover rate	520%	449%		416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.66%, 0.84%, 0.70% and 1.01% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.13%, 0.23% and 0.15% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69% and 1.69% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,				Period Ended May 31,
	2018	2017		2016	2015(a)
Net asset value, beginning of period	$9.99	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.02)	(0.18	)(c)	(0.04)	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.15	0.86		(0.68)	0.21
Total from investment operations	0.13	0.68		(0.72)	0.12
Less distributions
From net realized gains	–	–		(0.09)	–
Total distributions	–	–		(0.09)	–
Net asset value, end of period	$10.12	$9.99		$9.31	$10.12
Total return(d)	1.30%	7.30%		(7.12%)	1.20	%(e)
Net assets, end of period (in 000s)	$2,177	$2,048		$1,302	$1,386
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	12.27%	15.60	%(c)	20.02%	28.08	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.10%	2.41%		2.40%	2.60	%(f)
Net investment loss	(0.22%)	(1.88	%)(c)	(0.47%)	(2.15	%)(f)
Portfolio turnover rate	520%	449%		416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.66%, 0.84%, 0.72% and 1.01% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.13%, 0.24% and 0.15% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44% and 1.44% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Tactical Equity Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,				Period Ended May 31,
	2018	2017		2016	2015(a)
Net asset value, beginning of period	$9.99	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.12)	(0.28	)(c)	(0.10)	(0.13)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.25	0.96		(0.62)	0.25
Total from investment operations	0.13	0.68		(0.72)	0.12
Less distributions
From net realized gains	–	–		(0.09)	–
Total distributions	–	–		(0.09)	–
Net asset value, end of period	$10.12	$9.99		$9.31	$10.12
Total return(d)	1.30%	7.30%		(7.12%)	1.20	%(e)
Net assets, end of period (in 000s)	$10	$10		$9	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	13.27%	16.59	%(c)	20.99%	45.25	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	3.10%	3.40%		3.37%	3.60	%(f)
Net investment loss	(1.20%)	(2.89	%)(c)	(1.09%)	(3.10	%)(f)
Portfolio turnover rate	520%	449%		416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.66%, 0.83%, 0.70% and 1.01% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.13%, 0.23% and 0.15% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.44% , 2.44%, 2.44% and 2.44% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Tactical Equity Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,				Period Ended May 31,
	2018	2017		2016	2015(a)
Net asset value, beginning of period	$9.99	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.05)	(0.20	)(c)	(0.03)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.18	0.88		(0.69)	0.22
Total from investment operations	0.13	0.68		(0.72)	0.12
Less distributions
From net realized gains	–	–		(0.09)	–
Total distributions	–	–		(0.09)	–
Net asset value, end of period	$10.12	$9.99		$9.31	$10.12
Total return(d)	1.30%	7.30%		(7.12%)	1.20	%(e)
Net assets, end of period (in 000s)	$10	$10		$9	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	12.52%	15.84	%(c)	20.24%	44.49	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.35%	2.65%		2.62%	2.85	%(f)
Net investment loss	(0.46%)	(2.13	%)(c)	(0.34%)	(2.35	%)(f)
Portfolio turnover rate	520%	449%		416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Includes a non-recurring reimbursement by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.66%, 0.83%, 0.70% and 1.01% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.13%, 0.23% and 0.15% (annualized) of average net assets for the years ended May 31, 2018, 2017 and 2016, and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69% and 1.69% (annualized) of average net assets for the years ended May 31, 2018, 2017, 2016 and the period ended May 31, 2015, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements

May 31, 2018

1. ORGANIZATION

The Arbitrage Funds (the "Trust") is a Delaware statutory trust, which was organized on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objective and policies. The four series presently authorized are The Arbitrage Fund (the "Arbitrage Fund"), The Arbitrage Event-Driven Fund (the "Event-Driven Fund"), The Arbitrage Credit Opportunities Fund (the "Credit Opportunities Fund") and The Arbitrage Tactical Equity Fund (the "Tactical Equity Fund"), each a "Fund" and collectively the "Funds", which offer four classes of shares. The Arbitrage Fund, the Event-Driven Fund and the Credit Opportunities Fund are each a diversified series of the Trust. The Tactical Equity Fund is a non-diversified series of the Trust. The Funds' investments are managed by Water Island Capital, LLC (the "Adviser").

Commencement of Operations
Fund	Class R shares	Class I shares	Class C shares	Class A shares
Arbitrage Fund	September 18, 2000	October 17, 2003	June 1, 2012	June 1, 2013
Event-Driven Fund	October 1, 2010	October 1, 2010	June 1, 2012	June 1, 2013
Credit Opportunities Fund	October 1, 2012	October 1, 2012	October 1, 2012	June 1, 2013
Tactical Equity Fund	January 2, 2015	January 2, 2015	January 2, 2015	January 2, 2015

The investment objective of the Arbitrage Fund is to seek to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund is to seek to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations and other special situations. The investment objective of the Credit Opportunities Fund is to seek to provide current income and capital growth by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The investment objective of the Tactical Equity Fund is to seek to achieve capital appreciation by investing in securities of companies where the market may not fully appreciate the impact of fundamental changes to the business, industry or regulatory environment.

The Funds' four classes of shares, Class R, Class I, Class C and Class A, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares, Class C shares and Class A shares are subject to an annual distribution and servicing fee of up to 0.25%, 1.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class R shares, Class C shares and Class A shares, respectively, whereas Class I shares are not subject to any distribution and servicing fees. Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase. Class A shares of the Arbitrage Fund are sold subject to a maximum front-end sales load equal to 2.50% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000, purchased without a front-end sales charge and redeemed within 18 months of purchase. Class A shares of the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $500,000, purchased without a front-end sales charge and redeemed within 18 months of purchase. Effective June 30, 2018, Class A shares of the Event-Driven Fund and the Credit

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Opportunities Fund are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $500,000 made prior to June 30, 2018 and on purchases at or above $250,000 made after June 30, 2018 (determined on a first-in, first-out basis), purchased without a front-end sales charge and redeemed within 18 months of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds' portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Funds calculate their net asset value ("NAV"), the Funds will fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and ask prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. When there is no bid price available, put and call options will be valued using the average of the last ask price and zero. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

on the day on which the instrument is being valued. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Pricing Committee, which is under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred.

For the year ended May 31, 2018, there were no significant changes to the Funds' fair value methodologies. Additionally, during the year ended May 31, 2018, there were no transfers between Level 1 and 2 securities. Transfers for Level 3 securities, if any, are shown as part of the leveling table in each Fund's Portfolio of Investments.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Share Valuation and Redemption Fees — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share. The Class A redemption fee does not apply for purchases over $250,000 in the Arbitrage Fund and purchases over $500,000 in the Event-Driven Fund, Credit Opportunities Fund and Tactical Equity Fund, as these purchases are subject to a contingent deferred sales charge. Class C shares are not subject to a redemption fee. Proceeds from redemption fees for the year ended May 31, 2018 are disclosed in Note 7. The redemption fee is paid directly to each Fund rather than the Adviser and is allocated pro-rata to the shareholders based on net assets attributed to each class. Effective September 30, 2017, the Trust no longer imposes a redemption fee for shares of the Fund sold within a certain number of days of purchase. Prior to September 30, 2017, Class R, Class I and Class A shares of the Arbitrage Fund, Event-Driven Fund and Tactical Equity Fund were subject to a redemption fee of 2% if redeemed within 30 days of purchase and Class R, Class I and Class A shares of the Credit Opportunities Fund were subject to a redemption fee of 2% if redeemed within 60 days of purchase.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations. The interest rebate expense is charged for the duration of time that a security is sold short.

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds' investment objectives not only permit the Funds to purchase investment securities, but they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Funds may, but are not required to, seek to reduce their currency risk by hedging part or all of their exposure to various foreign currencies.

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent a Fund invests in securities of small and medium capitalization companies, it may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Risk of Investing in Derivatives: The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Foreign Currency Exchange Contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds' securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund's ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Swaps: Certain Funds may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP.

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection "buyer" is generally obligated to pay the protection "seller" an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund's portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund's current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on Management's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by a Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Funds at May 31, 2018 are disclosed in the Portfolio of Investments.

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Fair Value of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty. The fair value of derivative instruments for the Funds as of the year ended May 31, 2018, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Arbitrage Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$26,982,694	Unrealized depreciation on forward foreign currency exchange contracts	$9,361,818
Equity Contracts (swap contracts)	Unrealized appreciation on swap contracts	19,040	Unrealized depreciation on swap contracts	—
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	23,575,231
Equity Contracts (written option contracts)			Written options, at value	8,711,539
		$50,576,965		$18,073,357

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Event-Driven Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,255,910	Unrealized depreciation on forward foreign currency exchange contracts	$528,229
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	2,260,197
Equity Contracts (written option contracts)			Written options, at value	780,546
		$3,516,107		$1,308,775
Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Credit Opportunities Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$55,847	Unrealized depreciation on forward foreign currency exchange contracts	$102
Equity Contracts (written option contracts)			Written options, at value	30,305
		$55,847		$30,407

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Tactical Equity Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$8,088	Unrealized depreciation on forward foreign currency exchange contracts	$1,247
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	27,907
Equity Contracts (written option contracts)			Written options, at value	10,427
		$35,995		$11,674

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

The effect of derivative instruments on the Funds' Statement of Operations for the year ended May 31, 2018, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Arbitrage Fund
Foreign Currency Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(11,729,216)	$18,928,428
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	3,039,770	19,040
Equity Contracts Long (rights)	Net realized gains (losses) from: Unaffiliated investments / Net change in unrealized appreciation (depreciation) on: Unaffiliated investments	(684,690)	2,841,390
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	1,192,356	641,174
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	5,899,696	313,012
		$(2,282,084)	$22,743,044

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Event-Driven Fund
Foreign Currency Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(391,883)	$731,389
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	491,212	—
Equity Contracts Long (rights)	Net realized gains (losses) from: Unaffiliated investments / Net change in unrealized appreciation (depreciation) on: Unaffiliated investments	(98,037)	542,848
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	176,327	(47,796)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	990,890	124,180
		$1,168,509	$1,350,621

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Credit Opportunities Fund
Foreign Currency Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$24,779	$55,745
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(9,095)	2,224
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	15,814	18,059
		$31,498	$76,028
Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Tactical Equity Fund
Foreign Currency Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(11,998)	$10,251
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	5,809	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	4,811	(2,070)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	24,527	177
		$23,149	$8,358

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Volume of derivative instruments held by the Funds during the year ended May 31, 2018, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Arbitrage Fund
Swap Contracts	Notional Quantity	3,930,045
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(193,092,456)
Purchased Option Contracts	Contracts	19,778
Rights	Shares	13,065,967
Rights — Short	Shares	(1,008)
Written Option Contracts	Contracts	(23,426)
Derivative Type	Unit of Measurement	Monthly Average
Event-Driven Fund
Swap Contracts	Notional Quantity	409,364
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(7,744,830)
Purchased Option Contracts	Contracts	2,534
Rights	Shares	1,769,436
Rights — Short	Shares	(183)
Written Option Contracts	Contracts	(2,234)
Derivative Type	Unit of Measurement	Monthly Average
Credit Opportunities Fund
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(283,582)
Purchased Option Contracts	Contracts	48
Written Option Contracts	Contracts	(14)
Derivative Type	Unit of Measurement	Monthly Average
Tactical Equity Fund
Swap Contracts	Notional Quantity	7,798
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(108,370)
Purchased Option Contracts	Contracts	51
Written Option Contracts	Contracts	(49)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Event-Driven Fund and Tactical Equity Fund held financial instruments that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2018. At May 31, 2018, there was no unrealized appreciation or depreciation on these instruments. The Credit

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Opportunities Fund did not hold financial instruments subject to enforceable netting arrangements or similar agreements as of May 31, 2018.

The following table presents financial instruments held by Arbitrage Fund that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2018:

	Gross	Gross Amounts Offset in	Net Amounts Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Amounts of Recognized Assets	the Statements of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Equity Swaps	$19,040	$—	$19,040	$—	$—	$19,040
Total	$19,040	$—	$19,040	$—	$—	$19,040

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Payment-in-kind securities have the option at each interest payment date of making interest payments in cash or additional debt securities. Any interest accrued on payment-in-kind securities is recorded as interest income.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Arbitrage Fund, Event-Driven Fund and Tactical Equity Fund. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Credit Opportunities Fund.

Allocation Between Classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.

Federal Income Tax — It is the Funds' policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest or other tax expense. No interest or penalties were recorded during the year ended May 31, 2018. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2018, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Tactical Equity Fund
Purchases	$6,655,451,324	$589,004,625	$143,676,610	$10,262,126
Sales and Maturities	6,320,297,536	559,245,138	153,682,314	10,067,823

During the year ended May 31, 2018, cost of purchases and proceeds from sales and maturities of U.S. government securities for the Event-Driven Fund and the Credit Opportunities Fund were as follows:

	Event Driven Fund	Credit Opportunities Fund
Purchases	$1,642,659	$1,274,834
Sales	80,022	—

4. LINE OF CREDIT

The Trust, on behalf of the Funds, entered into an agreement which enables the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund to participate in a $100,000,000 unsecured committed revolving line of credit (the "Committed Line") and a $100,000,000 unsecured uncommitted revolving line of credit (the "Uncommitted Line," together with the Committed Line, the "Credit Agreement") with State Street Bank and Trust Company (the "Custodian"). Borrowings are made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. Interest is charged to the Funds based on their borrowings at a rate per annum of the higher of the LIBOR rate plus 1.25% and the overnight federal funds rate plus 1.25%. The Committed Line has a commitment fee of 0.25% per annum on the unused portion of the Committed Line and is payable quarterly. The Uncommitted Line has an upfront fee of $25,000, is held available on a discretionary demand basis and may be terminated by the Custodian or the Trust at any time for any or no reason. The Trust accrues, on behalf of each of the Funds, the commitment fee on the unused portion of the Committed Line. Such fees are included in the custodian and bank service fees on the Statement of Operations.

For the year ended May 31, 2018, the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund had average borrowings of $65,885,000, $7,499,677, $2,522,391 and $58,947, respectively, over a period of 40 days, 62 days, 46 days and 15 days, respectively, at a weighted average interest rate of 3.06%, 3.00%, 2.58% and 2.76%, respectively. Interest expense on the line of credit for the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund during the year ended May 31, 2018, is shown for each Fund as line of credit interest expense on the Statements of Operations. The Credit Opportunities Fund had outstanding borrowings of $4,000,000 at May 31, 2018. The Arbitrage Fund, the Event-Driven Fund and the Tactical Equity Fund had no outstanding borrowings at May 31, 2018.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Funds' investments are managed by the Adviser according to the terms of Investment Advisory Agreements. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Arbitrage Fund's average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Event-Driven Fund dated September 27, 2010, the Event-Driven Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Event-Driven Fund's average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Credit Opportunities Fund dated October 1, 2012, the Credit Opportunities Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.00% based on the Credit Opportunities Fund's average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Tactical Equity Fund dated December 22, 2014, the Tactical Equity Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Tactical Equity Fund's average daily net assets.

The Adviser has contractually agreed, at least until September 30, 2019 for the Arbitrage Fund, the Event-Driven Fund, the Credit Opportunities Fund, and the Tactical Equity Fund, to waive its advisory fee and/or reimburse the Funds' other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of the Funds' average daily net assets attributable to each share class as shown in the table below:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Tactical Equity Fund
Class R	1.69%	1.69%	1.50%	1.69%
Class I	1.44%	1.44%	1.25%	1.44%
Class C	2.44%	2.44%	2.25%	2.44%
Class A	1.69%	1.69%	1.50%	1.69%

During the year ended May 31, 2018, the Arbitrage Fund invested in the Event-Driven Fund. The Adviser has agreed to waive the advisory fee paid by the Arbitrage Fund on the Arbitrage Fund's assets that are invested in the Event-Driven Fund.

As of May 31, 2018, the Tactical Equity Fund had $19,486 receivable from the Adviser due to an advisory fee reimbursement.

For the year ended May 31, 2018, the aggregate net fee paid to the Adviser as a percentage of average net assets for the Arbitrage Fund, Event-Driven Fund, Credit Opportunities Fund and Tactical Equity Fund was 1.04%, 0.82%, 0.68% and 0.00%, respectively.

The Adviser is permitted to recapture fees waived and expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class, provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. The Adviser can recapture, with the exception of the advisory fees waived related to Arbitrage Fund's

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

investment in the Event-Driven Fund, any fees it has waived within three fiscal years of the year in which fees were waived subject to the applicable annual rate of: 1.69% for Class R shares, 1.44% for Class I shares, 2.44% for Class C shares and 1.69% for Class A shares of the Arbitrage Fund, Event-Driven Fund and Tactical Equity Fund, 1.50% for Class R shares, 1.25% for Class I shares, 2.25% for Class C shares and 1.50% for Class A shares of the Credit Opportunities Fund.

As of May 31, 2018, the balances of future fee and expense recaptures for each Fund were as follows:

	Expiring May 31, 2019	Expiring May 31, 2020	Expiring May 31, 2021	Total
Event-Driven Fund
Class R	$193,596	$222,866	$212,683	$629,145
Class I	$332,746	$236,150	$390,120	$959,016
Class C	$5,871	$5,997	$5,981	$17,849
Class A	$5,132	$3,680	$3,178	$11,990
Credit Opportunities Fund
Class R	$44,465	$37,259	$42,333	$124,057
Class I	$107,990	$129,977	$126,190	$364,157
Class C	$4,018	$2,984	$2,587	$9,589
Class A	$1,093	$330	$655	$2,078
Tactical Equity Fund
Class R	$1,665	$1,275	$1,030	$3,970
Class I	$256,320	$213,108	$215,161	$684,589
Class C	$1,665	$1,275	$1,030	$3,970
Class A	$1,665	$1,275	$1,030	$3,970

There were no amounts recaptured during the year ended May 31, 2018, from the Funds.

Administration Agreement

State Street Bank & Trust Company serves as the Trust's administrator pursuant to an Administration Agreement with the Trust.

Distribution Agreement

ALPS Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. The Funds have adopted, with respect to their Class R, Class C shares and Class A shares, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' Class R shares, Class C shares and Class A shares and for services provided to shareholders. The Plan is a "reimbursement" plan. This means that a Fund's Class R shares, Class C shares and Class A shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others. Under the distribution plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Funds has entered into a contract to distribute Class R shares, Class C shares or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% for Class R

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

shares, 0.75% for Class C shares and 0.25% for Class A shares, respectively, of the average daily net assets allocable to a Fund's Class R shares, Class C shares and Class A shares, respectively. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund's Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund's Class C shares.

During the year ended May 31, 2018, The Arbitrage Fund's Class R shares incurred $680,090, Class C shares incurred $250,532 and Class A shares incurred $31,257, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Event-Driven Fund, during the year ended May 31, 2018, the Event-Driven Fund's Class R shares incurred $124,682, Class C shares incurred $14,043 and Class A shares incurred $1,864, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Credit Opportunities Fund, during the year ended May 31, 2018, the Credit Opportunities Fund's Class R shares incurred $33,239, Class C shares incurred $8,142 and Class A shares incurred $513, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Tactical Equity Fund, during the year ended May 31, 2018, the Tactical Equity Fund's Class R shares incurred $26, Class C shares incurred $102 and Class A shares incurred $26, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers.

Chief Compliance Officer

Certain officers of the Trust are also officers of the Adviser. The Chief Compliance Officer ("CCO") of the Trust also serves as the CCO of the Adviser. The Funds currently pay the Adviser 50% of the CCO's salary for the CCO's provision of services to the Funds.

Chief Financial Officer

Foreside Management Services, LLC provides Chief Financial Officer ("CFO") services to the Trust. Foreside Management Services, LLC is compensated by the Trust under a Fund CFO/Treasurer Agreement.

Transfer Agent And Shareholder Services Agreement

DST Systems, Inc. ("DST") is the Funds' transfer agent, and per an agency agreement, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

6. AFFILIATED ISSUER TRANSACTIONS

A summary of affiliated transactions for the Arbitrage Fund for the year ended May 31, 2018 follows:

Affiliated Issuer	Beginning Value as of May 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of May 31, 2018	Shares as of May 31, 2018	Dividend Income	Capital Gain Distributions
Event- Driven Fund	$—	$15,076,942	$—	$—	$31,093	$15,108,035	1,583,651	$76,942	$—

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

7. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2018		Year Ended May 31, 2017
Arbitrage Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	5,228,525	$67,435,640	5,742,451	$73,830,066
Shares issued in reinvestment of distributions	616,165	7,794,494	258,753	3,314,622
Proceeds from redemption fees collected	—	718	—	2,196
Payments for shares redeemed	(14,327,212)	(186,947,777)	(13,904,195)	(178,433,107)
Net decrease	(8,482,522)	$(111,716,925)	(7,902,991)	$(101,286,223)
Arbitrage Fund - Class I
Proceeds from shares sold	52,340,988	$695,753,810	41,539,817	$550,169,123
Shares issued in reinvestment of distributions	3,117,424	40,588,863	673,837	8,881,174
Proceeds from redemption fees collected	—	3,509	—	3,371
Payments for shares redeemed	(50,389,397)	(665,454,235)	(37,600,114)	(496,999,058)
Net increase	5,069,015	$70,891,947	4,613,540	$62,054,610
Arbitrage Fund - Class C
Proceeds from shares sold	294,534	$3,663,676	340,679	$4,222,527
Shares issued in reinvestment of distributions	40,246	489,384	14,115	174,174
Payments for shares redeemed	(588,352)	(7,294,039)	(701,738)	(8,693,294)
Net decrease	(253,572)	$(3,140,979)	(346,944)	$(4,296,593)
Arbitrage Fund - Class A
Proceeds from shares sold	814,430	$10,516,478	197,586	$2,544,856
Shares issued in reinvestment of distributions	24,669	311,576	4,741	60,737
Payments for shares redeemed	(280,261)	(3,628,301)	(94,824)	(1,222,035)
Net increase	558,838	$7,199,753	107,503	$1,383,558

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

	Year Ended May 31, 2018		Year Ended May 31, 2017
Event-Driven Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	952,751	$9,025,402	1,293,576	$11,794,590
Shares issued in reinvestment of distributions	8,493	79,582	—	—
Proceeds from redemption fees collected	—	129	—	68
Payments for shares redeemed	(3,686,005)	(34,599,975)	(2,689,583)	(24,496,682)
Net decrease	(2,724,761)	$(25,494,862)	(1,396,007)	$(12,702,024)
Event-Driven Fund - Class I
Proceeds from shares sold	5,551,789	$52,751,442	1,223,090	$11,232,007
Shares issued in reinvestment of distributions	56,759	535,241	—	—
Proceeds from redemption fees collected	—	72	—	10
Payments for shares redeemed	(2,048,069)	(19,471,721)	(4,505,749)	(41,305,130)
Net increase/(decrease)	3,560,479	$33,815,034	(3,282,659)	$(30,073,113)
Event-Driven Fund - Class C
Proceeds from shares sold	10,593	$97,835	5,794	$51,831
Payments for shares redeemed	(54,189)	(503,253)	(120,323)	(1,080,088)
Net decrease	(43,596)	$(405,418)	(114,529)	$(1,028,257)
Event-Driven Fund - Class A
Proceeds from shares sold	43,941	$414,575	24,320	$221,050
Shares issued in reinvestment of distributions	205	1,916	—	—
Payments for shares redeemed	(56,753)	(534,754)	(167,173)	(1,522,316)
Net decrease	(12,607)	$(118,263)	(142,853)	$(1,301,266)

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

	Year Ended May 31, 2018		Year Ended May 31, 2017
Credit Opportunities Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	484,329	$4,700,554	273,277	$2,659,849
Shares issued in reinvestment of distributions	31,334	303,892	33,374	324,371
Proceeds from redemption fees collected	—	—	—	80
Payments for shares redeemed	(773,871)	(7,518,629)	(355,419)	(3,459,360)
Net decrease	(258,208)	$(2,514,183)	(48,768)	$(475,060)
Credit Opportunities Fund - Class I
Proceeds from shares sold	906,195	$8,765,846	1,003,158	$9,764,655
Shares issued in reinvestment of distributions	102,882	993,716	110,963	1,075,983
Payments for shares redeemed	(1,861,252)	(17,999,359)	(880,812)	(8,554,794)
Net increase/(decrease)	(852,175)	$(8,239,797)	233,309	$2,285,844
Credit Opportunities Fund - Class C
Proceeds from shares sold	1,558	$15,006	61,839	$600,537
Shares issued in reinvestment of distributions	1,084	10,480	1,785	17,241
Payments for shares redeemed	(46,373)	(447,223)	(81,059)	(781,608)
Net decrease	(43,731)	$(421,737)	(17,435)	$(163,830)
Credit Opportunities Fund - Class A
Proceeds from shares sold	90,651	$873,760	4,086	$39,941
Shares issued in reinvestment of distributions	758	6,605	275	2,672
Payments for shares redeemed	(86,741)	(838,809)	(4,078)	(39,754)
Net increase	4,668	$41,556	283	$2,859
	Year Ended May 31, 2018		Year Ended May 31, 2017
Tactical Equity Fund - Class R	Shares	Value	Shares	Value
Net increase	—	$—	—	$—
Tactical Equity Fund - Class I
Proceeds from shares sold	13,393	$135,037	66,461	$641,626
Payments for shares redeemed	(3,389)	(34,125)	(1,241)	(11,950)
Net increase	10,004	$100,912	65,220	$629,676
Tactical Equity Fund - Class C
Net increase	—	$—	—	$—
Tactical Equity Fund - Class A
Net increase	—	$—	—	$—

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

8. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

9. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. SECURITIES LENDING

To generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. At the time of the loan, the Funds must receive from the borrower 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral.

The Funds may participate in a securities lending program under which the Funds' custodian, State Street Bank and Trust Company (the "Custodian") acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified brokers/dealers and financial institutions that post appropriate collateral. The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan. The Custodian has agreed to indemnify the Fund in case of default of any security borrower.

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. Income received by the Funds in securities lending transactions during the year ended May 31, 2018 is reflected as securities lending income in the Statement of Operations. The Arbitrage Fund, the Event-Driven Fund and the Credit Opportunities Fund lent out securities during the year ended May 31, 2018. The Funds had no securities on loan as of May 31, 2018.

11. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds' intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between the Funds' financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, ordinary loss netting to reduce short-term capital gains, defaulted bonds, distribution redesignations and partnership basis adjustments. These have no effect on the Funds' net assets or net asset value per share.

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Realized Gain/(Loss)	Paid-in Capital
Arbitrage Fund	$(4,211,717)	$4,235,643	$(23,926)
Event-Driven Fund	349,806	(349,806)	—
Credit Opportunities Fund	153,356	(153,355)	(1)
Tactical Equity Fund	1,989	(1,987)	(2)

The tax character of dividends and distributions declared and paid during the years ended May 31, 2018 and May 31, 2017 was as follows:

Fund	Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
Arbitrage Fund	5/31/2018	$55,974,429	$11,622,718	$67,597,147
	5/31/2017	14,966,198	1,437,619	16,403,817
Event-Driven Fund	5/31/2018	$730,268	$—	$730,268
	5/31/2017	—	—	—
Credit Opportunities Fund	5/31/2018	$1,400,663	$—	$1,400,663
	5/31/2017	1,608,808	—	1,608,808
Tactical Equity Fund	5/31/2018	$—	$—	$—
	5/31/2017	—	—	—

*  The Funds designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund	Tactical Equity Fund
Undistributed ordinary income	$17,486,239	$648,014	$78,697	$39,983
Accumulated capital gains/ losses	2,792,340	—	—	4,350
Unrealized appreciation/ (depreciation)	(20,387,225)	(2,496,258)	368,284	(22,395)
Loss deferral	—	(53,470)	(151,968)	—
Capital loss carryover	—	(56,942,724)	(2,901,468)	—
Total distributable earnings	$(108,646)	$(58,844,438)	$(2,606,455)	$21,938

The following information is computed on a tax basis for each item as of May 31, 2018:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Aggregate Cost of Investments for Income Tax Purposes
Arbitrage Fund	$8,248,109	$(23,570,649)	$(15,322,540)	$1,840,209,447
Event-Driven Fund	1,124,247	(3,022,426)	(1,898,179)	153,126,763
Credit Opportunities Fund	532,830	(243,355)	289,475	50,518,385
Tactical Equity Fund	41,600	(49,769)	(8,169)	2,438,018

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Funds are attributable to constructive sales, dividends related to short securities, swap mark to market, wash sales, convertible bonds, straddle loss deferrals, defaulted bonds, partnership basis adjustments, forward contracts mark to market and unsettled short sales.

Capital Losses

As of May 31, 2018, the Event-Driven Fund had $46,724,193 of short term and $10,218,531 of long term capital loss carryforwards and the Credit Opportunities Fund had $1,993,212 of short term and $908,256 of long term capital loss carryforwards which may reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. The Event-Driven Fund utilized $3,220,560 of capital loss carryforwards during the year ended May 31, 2018.

Late Year Losses

The Event-Driven Fund and the Credit Opportunities Fund elected to defer to the period ending May 31, 2019, capital losses recognized during the period November 1, 2017 to May 31, 2018 in the amount of $53,470 and $151,968 respectively.

Annual Report | May 31, 2018

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2018

12. SUBSEQUENT EVENTS

Effective August 6, 2018, The Arbitrage Credit Opportunities Fund will change its name to the Water Island Credit Opportunities Fund. The Fund's portfolio manager, investment objective and investment strategies will not change. Also effective August 6, 2018, Water Island Capital, LLC has contractually agreed to increase the expense reimbursements it provides to the Fund by lowering the contractual expense limitation, until September 30, 2020, to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.23% of the Fund's average daily net assets allocable to the Class R shares, 0.98% of the Fund's average daily net assets allocable to the Class I shares, 1.98% of the Fund's average daily net assets allocable to the Class C shares, and 1.23% of the Fund's average daily net assets allocable to the Class A shares. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the date of the expense waiver. In addition, effective August 6, 2018, the Water Island Credit Opportunities Fund will reduce the annual investment advisory fee to 0.95% on the first $250 million of its average daily net assets, 0.90% on the next $500 million of its average daily net assets and 0.85% on its average daily net assets in excess of $750 million. Prior to August 6, 2018, the Fund paid an average annual fee of 1.00% on the amount of the Fund's average net assets.

www.arbitragefunds.com | 1-800-295-4485

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The Arbitrage Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Arbitrage Funds (the Trust) (comprising The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Tactical Equity Fund) (collectively referred to as the "Funds"), including the schedules of investments, as of May 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The Arbitrage Funds at May 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
The Arbitrage Fund The Arbitrage Event- Driven Fund The Arbitrage Credit Opportunities Fund	For the year ended May 31, 2018	For each of the two years in the period ended May 31, 2018	For each of the five years in the period ended May 31, 2018
The Arbitrage Tactical Equity Fund	For the year ended May 31, 2018	For each of the two years in the period ended May 31, 2018	For each of the three years in the period ended May 31, 2018, and the period from January 2, 2015 (commencement of operations) to May 31, 2015

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Annual Report | May 31, 2018

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of The Arbitrage Funds since 2012.

New York, New York
July 26, 2018

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Disclosure of Fund Expenses

May 31, 2018 (Unaudited)

All mutual funds have operating expenses. As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund Expenses. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment. The expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the line in the following tables for "Hypothetical (5% return before expenses)" is useful only in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | May 31, 2018

The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2018 (Unaudited)

	Beginning Account Value 12/01/2017	Ending Account Value 05/31/2018	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Fund
Class R
Actual	$1,000.00	$1,002.40	1.73%	$8.64
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	1.73%	$8.70
Class I
Actual	$1,000.00	$1,003.50	1.53%	$7.64
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.53%	$7.70
Class C
Actual	$1,000.00	$998.70	2.52%	$12.56
Hypothetical (5% return before expenses)	$1,000.00	$1,012.37	2.52%	$12.64
Class A
Actual	$1,000.00	$1,002.10	1.81%	$9.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	1.81%	$9.10

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

	Beginning Account Value 12/01/2017	Ending Account Value 05/31/2018	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Event-Driven Fund
Class R
Actual	$1,000.00	$1,014.50	2.20%	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	2.20%	$11.05
Class I
Actual	$1,000.00	$1,015.80	1.93%	$9.70
Hypothetical (5% return before expenses)	$1,000.00	$1,015.31	1.93%	$9.70
Class C
Actual	$1,000.00	$1,010.90	2.94%	$14.74
Hypothetical (5% return before expenses)	$1,000.00	$1,010.27	2.94%	$14.74
Class A
Actual	$1,000.00	$1,013.80	2.19%	$11.00
Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	2.19%	$11.00

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2018 (Unaudited)

	Beginning Account Value 12/01/2017	Ending Account Value 05/31/2018	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Credit Opportunities Fund
Class R
Actual	$1,000.00	$1,026.80	1.71%	$8.64
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	1.71%	$8.60
Class I
Actual	$1,000.00	$1,028.40	1.47%	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.47%	$7.39
Class C
Actual	$1,000.00	$1,023.80	2.44%	$12.31
Hypothetical (5% return before expenses)	$1,000.00	$1,012.76	2.44%	$12.24
Class A
Actual	$1,000.00	$1,025.60	1.88%	$9.49
Hypothetical (5% return before expenses)	$1,000.00	$1,015.56	1.88%	$9.45

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

	Beginning Account Value 12/01/2017	Ending Account Value 05/31/2018	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Tactical Equity Fund
Class R
Actual	$1,000.00	$1,010.00	2.42%	$12.13
Hypothetical (5% return before expenses)	$1,000.00	$1,012.86	2.42%	$12.14
Class I
Actual	$1,000.00	$1,010.00	2.13%	$10.67
Hypothetical (5% return before expenses)	$1,000.00	$1,014.31	2.13%	$10.70
Class C
Actual	$1,000.00	$1,010.00	3.13%	$15.69
Hypothetical (5% return before expenses)	$1,000.00	$1,009.32	3.13%	$15.68
Class A
Actual	$1,000.00	$1,010.00	2.40%	$12.03
Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	2.40%	$12.04

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.
Annual Report | May 31, 2018

The Arbitrage Funds  Additional Information

May 31, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies will be available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Approval of Investment Advisory Agreements

May 31, 2018 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Arbitrage Funds (the "Trust"), which is comprised of The Arbitrage Fund, The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Tactical Equity Fund (each, a "Fund" and, collectively, the "Funds"), determines annually whether to continue each Fund's investment advisory agreement with Water Island Capital, LLC, the investment adviser to each Fund (the "Adviser"). In considering the renewal of the agreements, the Board, including all of those Trustees who are not "interested persons" of the Funds (the "disinterested Trustees"), as defined in the 1940 Act, met on May 18, 2018 and approved the continuation of the agreements after concluding that the continuation of the agreements was in the best interests of each Fund and its shareholders.

The Board requested and received materials relating to the agreements in advance of the meeting. Among other things, the Board considered comparative fee information from the Adviser. Also, the Board considered expense and performance comparisons with other mutual funds in the Funds' peer groups as determined by Broadridge, an independent source of mutual fund analysis, as further discussed below. The Board also considered that it had reviewed the Funds' performance against other comparable mutual funds as provided by the Adviser at the Board's meetings throughout the year, in addition to other information requested by the disinterested Trustees and provided by the Adviser and others throughout the year. The Trustees were also continually aware of their requests and information provided by the Adviser and others from previous contract renewal periods as well as information regularly received by the Trustees from various other sources such as the Investment Company Institute ("ICI"), the Independent Directors Council and the Mutual Fund Directors Forum, among others.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of the Adviser, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund's assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to each Fund, or of any individual factor or group of factors which might indicate that the various contracts and plans should not be renewed. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings and between Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meeting held on May 18, 2018.

Nature, Extent and Quality of the Services under the Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to each Fund by the Adviser under the advisory agreement for the Fund. The Board also noted information received at regular meetings and at other times throughout the year related to the services rendered by the Adviser. The Board reviewed background information about the Adviser, including its Form ADV. The Board considered the background and experience of the Adviser's senior management and the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Board considered the steps that the Adviser had taken during the past year to improve performance, including hiring and changes in personnel, enhancements in technology, and the Adviser's focus on evaluating risk and performance for the Funds. The Board also received and considered available information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Board considered the nature, extent and quality of the investment

Annual Report | May 31, 2018

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2018 (Unaudited)

management services provided to each Fund by the Adviser and the services provided by the Adviser under the advisory agreement for each Fund compared to those provided to similar mutual funds by other investment advisers.

Adviser Profitability

The Board was provided with information on the Adviser's profitability in serving as the investment adviser to each Fund. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. Taking these factors into account, the Board concluded that the Adviser's profitability in relation to the services rendered was reasonable and that it is believed to be sufficient to continue to support increased investments to enhance services to the Funds and their shareholders.

Economies of Scale

The Board considered information regarding potential economies of scale with respect to the management of each Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. With respect to The Arbitrage Fund, the Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund's effective fee rate reflected those rate reductions. The Board took note that the Fund's fee structure currently results in benefits to Fund shareholders whether or not the Adviser realizes any economies of scale. The Board noted that the advisory fee schedules for The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Tactical Equity Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that, while fee breakpoints were not currently necessary for The Arbitrage Event-Driven Fund, The Arbitrage Credit Opportunities Fund or The Arbitrage Tactical Equity Fund given the smaller size of these Funds, they would continue to review whether breakpoints should be incorporated in the advisory fees for these Funds. The disinterested Trustees were also aware that potential economies of scale may be shared acceptably with a Fund in many different manners such as fee breakpoints, fee waivers or caps, reinvestments in the Adviser's business above contractual levels, additional new product offerings, pricing to scale from inception, among others. The disinterested Trustees are also aware that is it extremely difficult to determine whether potential economies of scale in fact exist for any fund, or for a fund complex, and, or, at what point any potential economies of scale may begin to be reduced at some asset level, or possibly reverse and become diseconomies of scale. The Trustees are aware of the ICI report in December 2000 on mutual fund fees and expenses which concluded that potential economies of scale could not be found with a high degree of statistical certainty when a small number of extremely large complexes or funds were omitted. Thus, the Trustees are aware that they needed to use their business judgment and experience in evaluating whether any potential economies of scale might be equitably shared with the Funds.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser as a result of its relationship with the Funds. The Board concluded that the potential benefits to be derived by the Adviser included the ability to use soft dollar credits as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to mutual funds. The Board considered the standards applied in seeking best execution and reviewed

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2018 (Unaudited)

the Adviser's method for and policies with respect to allocating portfolio investment opportunities among its advisory clients. The disinterested Trustees considered these and any other potential fall-out benefits and generally determined these to be not material to the consideration of the management and other fees and to the Adviser's profitability generally.

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual review, and also over time. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports along with various reports and information evaluating the Adviser's supervisory oversight of third-party service providers and sub-service providers to the Funds.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rates for each Fund in light of the extent and quality of the advisory services provided by the Adviser. The Board also reviewed and considered the contractual fee waivers and expense reimbursements currently in place for each Fund.

The Board also received and considered information comparing the effective advisory fee rates and gross and net total expenses for each Fund in comparison to those of a group of funds within the Fund's Lipper category selected independently by Broadridge (the "Expense Group") as well as to funds in the same Lipper category ("Expense Universe"). The comparisons placed each Fund in various quintiles, with the first quintile being the lowest cost mutual funds.

The performance of each Fund for the periods ended March 31, 2018, was compared to the performance of the funds within the same Lipper category, regardless of asset size or primary channel of distribution ("Performance Universe"). The Board also received and considered additional information provided by the Adviser on other comparable mutual funds and comparisons of the performance of each Fund to additional securities indices that the Adviser deemed relevant to the Board's considerations. The disinterested Trustees also noted that they regularly engage in discussions with the Adviser and counsel with regard to the portfolio benchmark comparisons for each Fund, and the Trustees are aware of the inapt comparisons between an adviser's duties and its risks incurred in offering a sponsored mutual fund versus the more limited duties and risks involved in acting as a sub-adviser to a mutual fund, and also in comparing a sponsor adviser's duties and risks incurred in offering a sponsored mutual fund versus the much more limited duties and risks incurred managing an institutional separate account.

The Arbitrage Fund

The Fund's performance (Class I Shares, net of fees) was compared to the Performance Universe of Alternative Event Driven funds as classified by Lipper. The Fund's performance was also compared to its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund's net total return ranked in the fourth quintile of its Performance Universe for the one-year period, in the third quintile of its Performance Universe for the three- and five-year periods, and in the last quintile for the ten-year period. The Fund also underperformed its primary benchmark, the S&P 500 Index, for all periods, but outperformed its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, for all periods. The Trustees noted that while the primary benchmark for the Fund is the S&P 500 Index, such benchmark is not directly comparable to the management style of the Fund and thus other factors must be considered in reviewing the performance of the Fund.

Annual Report | May 31, 2018

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2018 (Unaudited)

The Fund's "actual management fees" (i.e., advisory and administrative fees net of waivers/reimbursements) were in the second quintile of its Expense Group and the third quintile of its Expense Universe. The Fund's "actual nonmanagement expenses" (i.e., transfer agent expenses and custodian fees and other nonmanagement expenses) were in the fourth and second quintiles of the Expense Group and the Expense Universe, respectively. It was noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fees through September 30, 2019, although the Fund's expenses did not currently reach a level to require the Adviser to waive fees or reimburse expenses.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. The Fund's fee structure was considered reasonable.

The Arbitrage Event-Driven Fund

The Fund's performance (Class I Shares, net of fees) was compared to the Performance Universe of Alternative Event Driven funds as classified by Lipper. The Fund's performance was also compared to its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund's net total return for the one-year period was in the third quintile of the Performance Universe and for the three- and five-year periods was in the last quintile of the Performance Universe. It was noted that the Fund had underperformed its primary benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three- and five-year periods, but had outperformed it for the one-year period. The Trustees noted that the Fund underperformed its secondary benchmark index, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, for the three-year period, but had outperformed it for the one- and five-year periods. The Trustees noted that the Fund's underperformance for the three- and five-year periods was partially attributable to the Fund's performance in the calendar year ended 2015, and noted that the Fund's performance had shown improvement since that time.

The Fund's "actual management fees" (i.e., advisory and administrative fees net of waivers/reimbursements) were in the third quintile of its Expense Group and of its Expense Universe. The Fund's "actual nonmanagement expenses" (i.e., transfer agent expenses and custodian fees and other nonmanagement expenses) were in the last quintile of the Expense Group and the Expense Universe. It was noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fees through September 30, 2019.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

The Arbitrage Credit Opportunities Fund

The Fund's performance (Class I Shares, net of fees) was compared to a Performance Universe composed of funds within Lipper's Alternative Credit Focus category. The Fund's net total return for the one- and three-year periods was in the fourth quintile of the Performance Universe and for the five-year period was in the third quintile of the Performance Universe. The Fund outperformed its primary benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, for the one-, three- and five-year periods. The Fund outperformed its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, for the one-, three- and five-year periods.

The Fund's "actual management fees" (i.e., advisory and administrative fees net of waivers/reimbursements) were in the third quintile of its Expense Group and of its Expense Universe.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2018 (Unaudited)

The Fund's "actual nonmanagement expenses" (i.e., transfer agent expenses and custodian fees and other nonmanagement expenses) were in the last quintile of the Expense Group and the Expense Universe. It was noted that the median asset size of the funds in the Expense Group and the Expense Universe was much larger than that of the Fund and that many of those funds appear to benefit from economies of scale. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2019.

The Board determined, given all of the factors provided, that it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to consider whether breakpoints should be implemented for the Fund.

The Arbitrage Tactical Equity Fund

The Fund's performance (Class I Shares, net of fees) was compared to a Peer Universe composed of the funds within Lipper's Alternative Long/Short Equity category. The Fund's net total return for the one- and three-year periods was in the last quintile of its Peer Universe. For the one- and three-year periods, the Fund underperformed its primary benchmark, the S&P 500 Index, and outperformed its secondary benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Fund's "actual management fees" (i.e., advisory and administrative fees net of waivers/reimbursements) were in the first quintile of its Expense Group and of its Expense Universe. The Fund's "actual nonmanagement expenses" (i.e., transfer agent expenses and custodian fees and other nonmanagement expenses) were in the last quintile of the Expense Group and the Expense Universe. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2019.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

Annual Report | May 31, 2018

The Arbitrage Funds  Trustees & Officers

May 31, 2018 (Unaudited)

INTERESTED TRUSTEE:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 58)	Since 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	4

*  John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2018 (Unaudited)

INDEPENDENT TRUSTEES*:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
John C. Alvarado (Age 58)	Since 2003	Lead Independent Trustee	CFO of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company (2016 - present). Previously, Managing Director at Alvarado Energy Advisors LLC ("AEA"), a boutique investment banking firm providing financial advisory services to middle market energy companies (2014 - 2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010 - 2014).	None	4
Robert P. Herrmann (Age 55)	Since 2012	Trustee	President & CEO of Discovery Data, a leading financial services industry data provider (2009 - present).	Independent Director of TD Asset Management (USA) (since 2014); Independent Director of FundChoice Holdings LLC (since 2014).	4

Annual Report | May 31, 2018

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2018 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Stephen R. Byers (Age 64)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015 - 2016) and Audit Committee Chair (2011 - 2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (since 2012), Sierra Income Corporation; Trustee (2002 - 2011), The College of William and Mary, Graduate School of Business; Board Member (since 2016), Mutual Fund Directors Forum.	4
Francis X. Tracy (Age 60)	Since 2016	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014)	4

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2018 (Unaudited)

EXECUTIVE OFFICERS:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 67)	Since 2013	Assistant Treasurer, Assistant Secretary	Chief Administrative Officer (2010 - present), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 37)	Since 2013	Treasurer	Chief Operating Officer (2016 - present), Water Island Capital; Director of Operations (2011 - 2016), Water Island Capital; Fund Accounting Manager (2004 - 2011), SEI.	N/A	N/A
Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 44)	Since 2015	Chief Financial Officer	Senior Director, Foreside Management Services, LLC** (2014 - present); Principal/Assistant Vice President – Global Funds Management, State Street Global Advisors (2012 - 2014).	N/A	N/A

Annual Report | May 31, 2018

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2018 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Ludmila Chwazik 41 Madison Avenue 42nd Floor New York, NY 10010 (Age: 52)	Since 2016	Anti-Money Laundering Officer, Chief Compliance Officer	Chief Compliance Officer, Water Island Capital (2016 - present); SVP Legal & Compliance, Neuberger Berman (2014 - 2016); Chief Compliance Officer, APG Asset Management (2010 - 2014).	N/A	N/A
Christopher Plunkett 41 Madison Avenue 42nd Floor New York, NY 10010 (Age: 32)	Since 2016	Secretary

Director of Compliance, Water Island Capital (2016 - present), Associate Operations Director, Water Island Capital (2012 - 2016); Fund Controller & Operations Analyst, Marathon Asset Management (2008 - 2012).

				N/A	N/A

*  Each Independent Trustee may be contacted by writing to the Trustee c/o Joshua B. Deringer, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

**  Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund

The Arbitrage Event-Driven Fund

The Arbitrage Credit Opportunities Fund

The Arbitrage Tactical Equity Fund

800-295-4485

www.arbitragefunds.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

DST Systems, Inc.

P.O. Box 219842

Kansas City, MO 64121-9842

Custodian

State Street Bank & Trust

225 Liberty Street

New York, NY 10281

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Item 2.   Code of Ethics.

(a)         The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)         Not applicable.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.   Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are John C. Alvarado and Francis X. Tracy, who are each independent as defined in Form N-CSR Item 3(a)(2).

Item 4.   Principal Accountant Fees and Services.

(a)               Audit Fees:  For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $110,500 and $100,500, respectively.

(b)               Audit-Related Fees:  For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2017, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $7,500, respectively.

(c)                Tax Fees:  For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2017, aggregate fees of $29,000 and $27,300, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)               All Other Fees:  For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2017, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)                   Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2018 and May 31, 2017 were $29,000 and $27,300, respectively.

(h)                                 Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.   Exhibits.

(a)(1)                  The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)            A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)            Not applicable.

(a)(4)            Not applicable.

(b)                           The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 3, 2018

By:	/s/ Monique Labbe
Monique Labbe
Chief Financial Officer (Principal Financial Officer)

Date:	August 3, 2018